EXHIBIT II

EUROPEAN INVESTMENT BANK Schedule of debts evidenced by certificates as of December 31, 2022 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) AUD 18430100 21/06/2011 TF 0.50 21/06/2023 -643,000,000 -643,000,000 -409,736,825 -437,025,298 AUD 18570100 21/07/2011 TF 0.50 21/07/2023 -480,200,000 -480,200,000 -305,996,304 -326,375,658 AUD 18690100 10/08/2011 TF 0.50 10/08/2023 -455,000,000 -455,000,000 -289,938,189 -309,248,072 AUD 18790100 26/10/2011 TF 0.50 26/10/2023 -220,000,000 -220,000,000 -140,189,894 -149,526,540 AUD 20700100 07/02/2014 TF 4.75 07/08/2024 -200,000,000 -200,000,000 -127,445,358 -135,933,219 AUD 20700200 07/03/2014 TF 4.75 07/08/2024 -100,000,000 -100,000,000 -63,722,679 -67,966,609 AUD 20700300 19/05/2014 TF 4.75 07/08/2024 -150,000,000 -150,000,000 -95,584,018 -101,949,914 AUD 20700400 20/06/2014 TF 4.75 07/08/2024 -225,000,000 -225,000,000 -143,376,028 -152,924,871 AUD 20700500 08/05/2018 TF 4.75 07/08/2024 -200,000,000 -200,000,000 -127,445,358 -135,933,219 AUD 20700600 23/01/2019 TF 4.75 07/08/2024 -550,000,000 -550,000,000 -350,474,734 -373,816,351 AUD 20700700 09/07/2021 TF 4.75 07/08/2024 -200,000,000 -200,000,000 -127,445,358 -135,933,219 AUD 20700800 11/11/2021 TF 4.75 07/08/2024 -100,000,000 -100,000,000 -63,722,679 -67,966,609 AUD 21680100 17/04/2015 TF 2.90 17/10/2025 -200,000,000 -200,000,000 -127,445,358 -135,933,219 AUD 21680200 21/01/2020 TF 2.90 17/10/2025 -400,000,000 -400,000,000 -254,890,716 -271,866,437 AUD 21680300 28/02/2022 TF 2.90 17/10/2025 -150,000,000 -150,000,000 -95,584,018 -101,949,914 AUD 21680400 21/09/2022 TF 2.90 17/10/2025 -500,000,000 -500,000,000 -318,613,395 -339,833,047 AUD 21770100 02/07/2015 TF 3.65 02/07/2040 -65,000,000 -65,000,000 -41,419,741 -44,178,296 AUD 21820100 27/07/2015 TF 3.73 27/07/2040 -78,712,312 -87,840,136 -55,974,088 -59,701,962 AUD 22130100 17/02/2016 TF 3.10 17/08/2026 -150,000,000 -150,000,000 -95,584,018 -101,949,914 AUD 22130200 23/05/2016 TF 3.10 17/08/2026 -100,000,000 -100,000,000 -63,722,679 -67,966,609 AUD 22130300 25/11/2016 TF 3.10 17/08/2026 -100,000,000 -100,000,000 -63,722,679 -67,966,609 AUD 22130400 31/01/2017 TF 3.10 17/08/2026 -150,000,000 -150,000,000 -95,584,018 -101,949,914 AUD 22130500 30/03/2017 TF 3.10 17/08/2026 -100,000,000 -100,000,000 -63,722,679 -67,966,609 AUD 22130600 30/05/2017 TF 3.10 17/08/2026 -200,000,000 -200,000,000 -127,445,358 -135,933,219 AUD 22130700 22/02/2019 TF 3.10 17/08/2026 -300,000,000 -300,000,000 -191,168,037 -203,899,828 AUD 22130800 25/01/2021 TF 3.10 17/08/2026 -100,000,000 -100,000,000 -63,722,679 -67,966,609 AUD 22130900 01/12/2022 TF 3.10 17/08/2026 -300,000,000 -300,000,000 -191,168,037 -203,899,828 AUD 23100100 03/08/2017 TF 3.30 03/02/2028 -200,000,000 -200,000,000 -127,445,358 -135,933,219 AUD 23100200 28/09/2017 TF 3.30 03/02/2028 -125,000,000 -125,000,000 -79,653,349 -84,958,262 AUD 23100300 16/01/2018 TF 3.30 03/02/2028 -175,000,000 -175,000,000 -111,514,688 -118,941,566 AUD 23100400 05/02/2018 TF 3.30 03/02/2028 -400,000,000 -400,000,000 -254,890,716 -271,866,437 AUD 23100500 12/03/2018 TF 3.30 03/02/2028 -200,000,000 -200,000,000 -127,445,358 -135,933,219 AUD 23100600 18/05/2018 TF 3.30 03/02/2028 -150,000,000 -150,000,000 -95,584,018 -101,949,914 AUD 23100700 06/08/2019 TF 3.30 03/02/2028 -150,000,000 -150,000,000 -95,584,018 -101,949,914 AUD 23100800 03/02/2020 TF 3.30 03/02/2028 -150,000,000 -150,000,000 -95,584,018 -101,949,914 AUD 23100900 02/07/2021 TF 3.30 03/02/2028 -125,000,000 -125,000,000 -79,653,349 -84,958,262 AUD 23101000 10/08/2022 TF 3.30 03/02/2028 -125,000,000 -125,000,000 -79,653,349 -84,958,262 AUD 23101100 10/08/2022 TF 3.30 03/02/2028 -50,000,000 -50,000,000 -31,861,339 -33,983,305 AUD 23101200 20/12/2022 TF 3.30 03/02/2028 -100,000,000 -100,000,000 -63,722,679 -67,966,609 AUD 23170100 12/01/2018 TF 2.70 12/01/2023 -750,000,000 -750,000,000 -477,920,092 -509,749,570 AUD 23510100 18/06/2018 TF 3.30 25/05/2029 -250,000,000 -250,000,000 -159,306,697 -169,916,523 AUD 23510200 05/07/2019 TF 3.30 25/05/2029 -100,000,000 -100,000,000 -63,722,679 -67,966,609 AUD 23940100 11/06/2019 TF 1.70 15/11/2024 -400,000,000 -400,000,000 -254,890,716 -271,866,437 AUD 23940200 07/04/2021 TF 1.70 15/11/2024 -300,000,000 -300,000,000 -191,168,037 -203,899,828 AUD 23940300 27/07/2021 TF 1.70 15/11/2024 -400,000,000 -400,000,000 -254,890,716 -271,866,437 AUD 24010100 25/07/2019 TF 1.45 25/01/2024 -300,000,000 -300,000,000 -191,168,037 -203,899,828 AUD 24520100 26/05/2020 TF 1.40 28/05/2030 -350,000,000 -350,000,000 -223,029,376 -237,883,133 AUD 24520200 26/02/2021 TF 1.40 28/05/2030 -100,000,000 -100,000,000 -63,722,679 -67,966,609 AUD 24850100 15/01/2021 TF 0.75 15/07/2027 -1,250,000,000 -1,250,000,000 -796,533,486 -849,582,616 AUD 24950100 27/01/2021 TF 1.30 27/01/2031 -300,000,000 -300,000,000 -191,168,037 -203,899,828 AUD 24950200 16/02/2021 TF 1.30 27/01/2031 -100,000,000 -100,000,000 -63,722,679 -67,966,609 AUD 24950300 25/02/2021 TF 1.30 27/01/2031 -100,000,000 -100,000,000 -63,722,679 -67,966,609 AUD 24950400 30/04/2021 TF 1.30 27/01/2031 -100,000,000 -100,000,000 -63,722,679 -67,966,609 AUD 25000100 19/02/2021 TF 1.90 19/02/2036 -200,000,000 -200,000,000 -127,445,358 -135,933,219 AUD 25290100 04/08/2021 TF 0.11 04/08/2023 -250,000,000 -250,000,000 -159,306,697 -169,916,523 AUD 25310100 16/08/2021 TF 0.13 16/08/2023 -200,000,000 -200,000,000 -127,445,358 -135,933,219 AUD 25440100 19/01/2022 TF 1.80 19/01/2027 -1,500,000,000 -1,500,000,000 -955,840,184 -1,019,499,140 AUD 25450100 14/01/2022 TF 1.31 14/01/2025 -100,000,000 -100,000,000 -63,722,679 -67,966,609 AUD 25610100 29/03/2022 TF 3.00 29/03/2032 -200,000,000 -200,000,000 -127,445,358 -135,933,219 AUD 25680100 28/07/2022 TF 4.13 28/07/2032 -107,000,000 -107,000,000 -68,183,266 -72,724,272 -15,723,912,312.00 -15,733,040,135.60 -10,025,514,646.97 -10,693,213,922.46 1

Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) CAD 07810100 15/11/2004 TF 5.40 05/01/2045 -222,300,000 -222,300,000 -153,947,368 -164,200,263 CAD 12920100 30/01/2007 TF 4.60 30/01/2037 -284,303,000 -230,516,400 -159,637,396 -170,269,247 CAD 13080100 21/03/2007 TF 4.52 28/05/2037 -183,019,121 -209,270,184 -144,923,950 -154,575,885 CAD 13080200 21/03/2007 TF 4.54 28/05/2037 -91,192,397 -78,250,888 -54,190,365 -57,799,444 CAD 23220100 18/01/2018 TF 2.38 18/01/2023 -700,000,000 -700,000,000 -484,764,543 -517,049,861 CAD 23550100 06/07/2018 TF 2.38 06/07/2023 -1,250,000,000 -1,250,000,000 -865,650,970 -923,303,324 CAD 24030100 30/07/2019 TF 1.75 30/07/2024 -800,000,000 -800,000,000 -554,016,621 -590,914,127 CAD 24030200 30/09/2020 TF 1.75 30/07/2024 -600,000,000 -600,000,000 -415,512,465 -443,185,596 CAD 24030300 09/07/2021 TF 1.75 30/07/2024 -100,000,000 -100,000,000 -69,252,078 -73,864,266 CAD 24260100 22/01/2020 TF 1.90 22/01/2025 -500,000,000 -500,000,000 -346,260,388 -369,321,330 CAD 24260200 09/07/2021 TF 1.90 22/01/2025 -600,000,000 -600,000,000 -415,512,465 -443,185,596 CAD 24260300 25/01/2022 TF 1.90 22/01/2025 -1,400,000,000 -1,400,000,000 -969,529,086 -1,034,099,723 CAD 24920100 28/01/2021 TF 1.00 28/01/2028 -1,000,000,000 -1,000,000,000 -692,520,776 -738,642,659 -7,730,814,518.18 -7,690,337,471.19 -5,325,718,470.34 -5,680,411,320.46 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) CHF 12040100 30/06/2006 TF 3.13 30/06/2036 -218,200,000 -218,200,000 -221,590,332 -236,348,248 CHF 12040200 21/07/2006 TF 3.13 30/06/2036 -75,000,000 -75,000,000 -76,165,330 -81,237,940 CHF 12040300 16/11/2007 TF 3.13 30/06/2036 -75,000,000 -75,000,000 -76,165,330 -81,237,940 CHF 12040400 06/02/2009 TF 3.13 30/06/2036 -222,500,000 -222,500,000 -225,957,144 -241,005,890 CHF 13550100 15/10/2007 TF 3.38 15/10/2027 -200,000,000 -200,000,000 -203,107,545 -216,634,508 CHF 16670100 11/02/2010 TF 2.63 11/02/2025 -160,000,000 -160,000,000 -162,486,036 -173,307,606 CHF 16670200 02/03/2011 TF 2.63 11/02/2025 -75,000,000 -75,000,000 -76,165,330 -81,237,940 CHF 17110100 23/04/2010 TF 2.63 23/04/2030 -100,000,000 -100,000,000 -101,553,773 -108,317,254 CHF 17560100 18/08/2010 TF 2.17 18/08/2025 -50,000,000 -50,000,000 -50,776,886 -54,158,627 CHF 17660100 06/10/2010 TF 2.00 06/10/2031 -50,000,000 -50,000,000 -50,776,886 -54,158,627 CHF 17810100 30/11/2010 TF 2.00 30/11/2035 -100,000,000 -100,000,000 -101,553,773 -108,317,254 CHF 18850100 23/11/2011 TF 1.63 23/11/2023 -38,000,000 -38,000,000 -38,590,434 -41,160,557 CHF 18850200 23/11/2011 TF 1.63 23/11/2023 -50,000,000 -50,000,000 -50,776,886 -54,158,627 CHF 18850300 20/04/2012 TF 1.63 23/11/2023 -100,000,000 -100,000,000 -101,553,773 -108,317,254 CHF 18850400 14/02/2014 TF 1.63 23/11/2023 -250,000,000 -250,000,000 -253,884,432 -270,793,135 CHF 19170100 02/04/2012 TF 1.63 02/04/2026 -150,000,000 -150,000,000 -152,330,659 -162,475,881 CHF 19170200 02/04/2012 TF 1.63 02/04/2026 -30,000,000 -30,000,000 -30,466,132 -32,495,176 CHF 19170300 21/05/2012 TF 1.63 02/04/2026 -50,000,000 -50,000,000 -50,776,886 -54,158,627 CHF 19170400 16/05/2014 TF 1.63 02/04/2026 -75,000,000 -75,000,000 -76,165,330 -81,237,940 CHF 19380100 02/08/2012 TF 1.50 02/08/2024 -110,000,000 -110,000,000 -111,709,150 -119,148,979 CHF 19380200 02/08/2012 TF 1.50 02/08/2024 -20,000,000 -20,000,000 -20,310,755 -21,663,451 CHF 19380300 02/08/2012 TF 1.50 02/08/2024 -70,000,000 -70,000,000 -71,087,641 -75,822,078 CHF 19380400 09/04/2013 TF 1.50 02/08/2024 -50,000,000 -50,000,000 -50,776,886 -54,158,627 CHF 19380500 28/10/2013 TF 1.50 02/08/2024 -130,000,000 -130,000,000 -132,019,905 -140,812,430 CHF 19380600 22/11/2013 TF 1.50 02/08/2024 -50,000,000 -50,000,000 -50,776,886 -54,158,627 CHF 19380700 22/11/2013 TF 1.50 02/08/2024 -25,000,000 -25,000,000 -25,388,443 -27,079,313 CHF 19380800 01/04/2014 TF 1.50 02/08/2024 -125,000,000 -125,000,000 -126,942,216 -135,396,567 CHF 19560100 26/10/2012 TF 1.13 26/04/2023 -100,000,000 -100,000,000 -101,553,773 -108,317,254 CHF 19560200 26/07/2013 TF 1.13 26/04/2023 -100,000,000 -100,000,000 -101,553,773 -108,317,254 CHF 19560300 26/07/2013 TF 1.13 26/04/2023 -50,000,000 -50,000,000 -50,776,886 -54,158,627 CHF 19560400 28/08/2013 TF 1.13 26/04/2023 -100,000,000 -100,000,000 -101,553,773 -108,317,254 CHF 19560500 16/09/2013 TF 1.13 26/04/2023 -150,000,000 -150,000,000 -152,330,659 -162,475,881 CHF 19830100 21/02/2013 TF 1.38 21/02/2028 -100,000,000 -100,000,000 -101,553,773 -108,317,254 2

CHF 19830200 30/05/2013 TF 1.38 21/02/2028 -60,000,000 -60,000,000 -60,932,264 -64,990,352 CHF 19830300 11/07/2014 TF 1.38 21/02/2028 -100,000,000 -100,000,000 -101,553,773 -108,317,254 CHF 20140100 28/06/2013 TF 1.75 28/06/2033 -100,000,000 -100,000,000 -101,553,773 -108,317,254 CHF 20570100 04/02/2014 TF 1.63 04/02/2025 -350,000,000 -350,000,000 -355,438,205 -379,110,389 -3,858,700,000.00 -3,858,700,000.00 -3,918,655,428.00 -4,179,637,879.50 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) CNY 24240100 15/01/2020 TF 2.64 15/01/2023 -1,000,000,000 -1,000,000,000 -135,902,802 -144,953,929 CNY 24240200 17/07/2020 TF 2.64 15/01/2023 -98,000,000 -98,000,000 -13,318,475 -14,205,485 CNY 25130100 22/04/2021 TF 2.70 22/04/2024 -1,000,000,000 -1,000,000,000 -135,902,802 -144,953,929 CNY 25630100 29/04/2022 TF 3.42 29/04/2024 -350,000,000 -350,000,000 -47,565,981 -50,733,875 CNY 25660100 30/06/2022 TF 3.30 30/06/2025 -430,000,000 -430,000,000 -58,438,205 -62,330,189 CNY 25690100 17/08/2022 TF 2.90 17/08/2025 -300,000,000 -300,000,000 -40,770,841 -43,486,179 CNY 25750100 29/09/2022 TF 2.60 29/09/2026 -500,000,000 -500,000,000 -67,951,401 -72,476,964 -3,678,000,000.00 -3,678,000,000.00 -499,850,506.93 -533,140,550.69 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) CZK 04070100 20/02/2003 TF 4.69 20/02/2023 -199,736,551 -199,736,550 -8,282,325 -8,833,928 CZK 04150100 21/02/2003 TF 4.70 21/02/2028 -317,500,000 -317,500,000 -13,165,533 -14,042,358 CZK 12290100 18/08/2006 TF 4.41 18/08/2030 -876,228,247 -997,340,687 -41,355,975 -44,110,283 CZK 18860100 16/11/2011 TF 2.50 16/11/2023 -2,550,000,000 -2,550,000,000 -105,738,929 -112,781,141 CZK 20350100 07/11/2013 TV 7.52 07/12/2023 -500,000,000 -500,000,000 -20,733,123 -22,113,949 CZK 21090100 25/04/2014 TV 7.56 25/04/2029 -500,000,000 -500,000,000 -20,733,123 -22,113,949 CZK 21090200 25/04/2014 TV 7.56 25/04/2029 -500,000,000 -500,000,000 -20,733,123 -22,113,949 CZK 21180100 05/06/2014 TV 7.45 05/06/2034 -1,000,000,000 -1,000,000,000 -41,466,246 -44,227,898 CZK 23450100 25/04/2018 TF 0.50 25/04/2023 -500,000,000 -500,000,000 -20,733,123 -22,113,949 CZK 23450200 29/05/2018 TF 0.50 25/04/2023 -425,000,000 -425,000,000 -17,623,155 -18,796,857 CZK 25530100 08/02/2022 TF 3.40 08/02/2027 -1,000,000,000 -1,000,000,000 -41,466,246 -44,227,898 CZK 25560100 17/02/2022 TF 2.75 17/02/2025 -250,000,000 -250,000,000 -10,366,562 -11,056,975 -8,618,464,797.10 -8,739,577,237.17 -362,397,463.82 -386,533,134.91 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) DKK 12160200 25/05/2009 TF 2.00 30/06/2026 -324,154,000 -324,154,000 -43,589,592 -46,492,659 DKK 13040100 27/02/2007 TF 4.25 10/11/2024 -150,000,000 -150,000,000 -20,170,779 -21,514,153 DKK 13040200 27/02/2007 TF 4.25 10/11/2024 -450,000,000 -450,000,000 -60,512,338 -64,542,459 DKK 23990100 05/07/2019 TF 0.00 14/11/2031 -3,000,000,000 -3,000,000,000 -403,415,585 -430,283,063 DKK 23990200 23/01/2020 TF 0.00 14/11/2031 -1,500,000,000 -1,500,000,000 -201,707,793 -215,141,532 DKK 24390100 28/02/2020 TV 4.68 28/02/2025 -400,000,000 -400,000,000 -53,788,745 -57,371,075 -5,824,154,000.00 -5,824,154,000.00 -783,184,831.57 -835,344,941.35 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) EUR 00620100 05/08/1996 TF 8.37 30/06/2023 -5,409,109 -5,409,109 -5,409,109 -5,769,356 EUR 00630100 05/08/1996 TF 8.38 30/06/2024 -5,409,109 -5,409,109 -5,409,109 -5,769,356 EUR 00640100 05/08/1996 TF 8.39 30/06/2025 -5,409,109 -5,409,109 -5,409,109 -5,769,356 EUR 00650100 05/08/1996 TF 8.40 30/06/2040 -49,651,185 -49,651,185 -49,651,185 -52,957,954 EUR 00650300 05/08/1996 TF 8.40 30/06/2040 -717,422 -717,422 -717,422 -765,202 EUR 00650400 05/08/1996 TF 8.40 30/06/2040 -717,422 -717,422 -717,422 -765,202 EUR 00720100 31/10/1996 TF 6.92 05/11/2026 -68,615,370 -68,615,370 -68,615,370 -73,185,154 EUR 00720200 07/01/1997 TF 6.88 05/11/2026 -35,279,140 -35,279,140 -35,279,140 -37,628,731 EUR 01250100 17/02/1998 TF 5.63 15/02/2028 -386,400,000 -386,400,000 -386,400,000 -412,134,240 EUR 01250200 13/02/1998 TF 5.63 15/02/2028 -74,400,000 -74,400,000 -74,400,000 -79,355,040 EUR 01520100 22/01/1999 TF 4.02 22/01/2029 -163,375,000 -163,375,000 -163,375,000 -174,255,775 EUR 01570100 26/02/1999 TF 5.08 26/02/2029 -57,000,000 -57,000,000 -57,000,000 -60,796,200 EUR 01740100 17/09/1999 TF 5.41 17/09/2029 -25,700,000 -25,700,000 -25,700,000 -27,411,620 EUR 01870200 15/03/2000 TF 6.06 15/03/2030 -105,392,964 -105,392,964 -105,392,964 -112,412,136 EUR 01980100 04/09/2000 TF 5.88 04/09/2030 -26,985,000 -26,985,000 -26,985,000 -28,782,201 EUR 04690100 25/04/2003 TF 5.07 25/04/2023 -16,048,264 -16,048,264 -16,048,264 -17,117,078 EUR 04870100 02/06/2003 TF 4.75 02/06/2023 -49,790,878 -49,790,878 -49,790,878 -53,106,951 EUR 05520100 01/08/2003 TV 6.70 01/08/2023 -100,000,000 -100,000,000 -100,000,000 -106,660,000 EUR 05980100 25/09/2003 TF 5.18 25/09/2028 -56,812,476 -66,105,658 -66,105,658 -70,508,295 EUR 07900100 26/11/2004 TV 2.39 30/10/2034 -30,000,000 -30,000,000 -30,000,000 -31,998,000 EUR 07900200 11/02/2005 TV 2.39 30/10/2034 -20,000,000 -20,000,000 -20,000,000 -21,332,000 EUR 08810100 18/05/2005 TF 4.00 15/10/2037 -5,000,000,000 -5,000,000,000 -5,000,000,000 -5,333,000,000 EUR 09410100 17/08/2005 TV 1.77 17/08/2030 -93,882,000 -93,882,000 -93,882,000 -100,134,541 3

EUR 09630100 13/10/2005 TV 2.10 13/10/2025 -70,000,000 -59,000,000 -59,000,000 -62,929,400 EUR 09990100 18/11/2005 TV 0.00 18/11/2025 -50,000,000 -50,000,000 -50,000,000 -53,330,000 EUR 12400100 18/09/2006 TV 0.00 18/09/2031 -20,000,000 -20,000,000 -20,000,000 -21,332,000 EUR 12470100 22/09/2006 TF 4.03 31/12/2035 -53,186,228 -41,439,437 -41,439,437 -44,199,304 EUR 12700300 23/07/2007 TF 1.49 08/01/2027 -57,479,119 -26,793,192 -26,793,192 -28,577,619 EUR 12700400 08/01/2008 TF 1.93 08/01/2027 -22,993,341 -24,352,965 -24,352,965 -25,974,873 EUR 12700500 08/10/2008 TF 1.49 08/01/2027 -18,917,673 -19,778,105 -19,778,105 -21,095,326 EUR 12710200 20/02/2007 TF 1.47 08/01/2032 -8,276,221 -8,645,576 -8,645,576 -9,221,371 EUR 12710300 23/07/2007 TF 1.47 08/01/2032 -50,360,807 -52,608,329 -52,608,329 -56,112,043 EUR 12710400 08/01/2008 TF 1.95 08/01/2032 -17,534,575 -18,582,626 -18,582,626 -19,820,229 EUR 12710500 08/10/2008 TF 1.50 08/01/2032 -9,101,663 -9,518,338 -9,518,338 -10,152,259 EUR 12720200 20/02/2007 TF 1.42 08/01/2037 -9,073,429 -9,466,161 -9,466,161 -10,096,607 EUR 12720300 23/07/2007 TF 1.42 08/01/2037 -51,726,302 -53,965,205 -53,965,205 -57,559,288 EUR 12720400 08/01/2008 TF 1.94 08/01/2037 -17,670,211 -18,716,007 -18,716,007 -19,962,494 EUR 12720500 08/10/2008 TF 1.48 08/01/2037 -11,584,812 -12,107,942 -12,107,942 -12,914,331 EUR 12730100 08/01/2007 TF 1.29 08/01/2047 -1,479,608 -1,415,554 -1,415,554 -1,509,830 EUR 12730200 20/02/2007 TF 1.29 08/01/2047 -28,675,562 -29,799,222 -29,799,222 -31,783,850 EUR 12730300 23/07/2007 TF 1.29 08/01/2047 -35,870,648 -37,276,250 -37,276,250 -39,758,848 EUR 12730400 08/01/2008 TF 1.83 08/01/2047 -16,821,381 -17,761,875 -17,761,875 -18,944,816 EUR 12730500 08/10/2008 TF 1.37 08/01/2047 -4,327,530 -4,629,684 -4,629,684 -4,938,021 EUR 12740200 20/02/2007 TF 1.14 08/01/2057 -17,011,132 -17,601,158 -17,601,158 -18,773,395 EUR 13070100 07/03/2007 TF 4.13 15/04/2024 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,199,800,000 EUR 13070200 23/01/2009 TF 4.13 15/04/2024 -1,750,000,000 -1,750,000,000 -1,750,000,000 -1,866,550,000 EUR 13070300 26/03/2009 TF 4.13 15/04/2024 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 13070400 16/04/2009 TF 4.13 15/04/2024 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,066,600,000 EUR 13070500 17/02/2011 TF 4.13 15/04/2024 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,066,600,000 EUR 15060100 06/03/2009 TF 3.76 20/02/2029 -97,776,129 -109,233,707 -109,233,707 -116,508,672 EUR 15660100 06/04/2009 TF 4.40 06/04/2029 -36,000,000 -36,000,000 -36,000,000 -38,397,600 EUR 15670100 24/04/2009 TV 2.67 24/04/2039 -100,000,000 -100,000,000 -100,000,000 -106,660,000 EUR 15700100 09/04/2009 TF 4.50 09/04/2029 -30,000,000 -30,000,000 -30,000,000 -31,998,000 EUR 15710100 09/04/2009 TF 4.58 10/04/2028 -30,000,000 -30,000,000 -30,000,000 -31,998,000 EUR 15730100 14/04/2009 TF 4.52 16/04/2029 -52,000,000 -52,000,000 -52,000,000 -55,463,200 EUR 15740100 14/04/2009 TF 4.52 16/04/2029 -15,000,000 -15,000,000 -15,000,000 -15,999,000 EUR 15770100 27/04/2009 TF 4.31 27/04/2024 -30,000,000 -30,000,000 -30,000,000 -31,998,000 EUR 15790100 27/04/2009 TF 4.31 27/04/2024 -20,000,000 -20,000,000 -20,000,000 -21,332,000 EUR 15800100 28/04/2009 TF 4.43 27/04/2029 -30,000,000 -30,000,000 -30,000,000 -31,998,000 EUR 15830100 07/05/2009 TF 4.50 15/10/2025 -3,500,000,000 -3,500,000,000 -3,500,000,000 -3,733,100,000 EUR 15830200 03/06/2009 TF 4.50 15/10/2025 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,066,600,000 EUR 15830300 17/06/2009 TF 4.50 15/10/2025 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 15830400 23/03/2010 TF 4.50 15/10/2025 -1,750,000,000 -1,750,000,000 -1,750,000,000 -1,866,550,000 EUR 15830500 12/04/2011 TF 4.50 15/10/2025 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,066,600,000 EUR 15860100 20/05/2009 TF 4.65 20/05/2027 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 15870100 20/05/2009 TF 4.55 20/05/2024 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 15920100 29/05/2009 TF 4.62 29/05/2031 -53,000,000 -53,000,000 -53,000,000 -56,529,800 EUR 15930100 03/06/2009 TF 4.67 03/06/2031 -51,000,000 -51,000,000 -51,000,000 -54,396,600 EUR 15990100 08/06/2009 TF 4.65 08/06/2028 -40,000,000 -40,000,000 -40,000,000 -42,664,000 EUR 16050100 17/06/2009 TF 4.70 17/06/2030 -65,000,000 -65,000,000 -65,000,000 -69,329,000 EUR 16060100 22/06/2009 TV 2.69 22/06/2039 -100,000,000 -100,000,000 -100,000,000 -106,660,000 EUR 16070100 19/06/2009 TF 4.66 19/06/2034 -78,845,572 -90,389,815 -90,389,815 -96,409,777 EUR 16080100 22/06/2009 TF 4.66 22/06/2033 -78,845,572 -90,389,815 -90,389,815 -96,409,777 EUR 16220100 20/08/2009 TF 4.44 20/08/2029 -77,203,793 -87,950,685 -87,950,685 -93,808,200 EUR 16270100 01/10/2009 TV 1.80 01/10/2029 -60,000,000 -60,000,000 -60,000,000 -63,996,000 EUR 16280100 15/10/2009 TV 2.54 26/11/2025 -40,000,000 -40,000,000 -40,000,000 -42,664,000 EUR 16290100 15/10/2009 TV 2.28 29/10/2024 -60,000,000 -60,000,000 -60,000,000 -63,996,000 EUR 16320100 08/10/2009 TF 4.43 08/10/2029 -64,825,701 -73,828,332 -73,828,332 -78,745,298 EUR 16450100 18/11/2009 TF 4.43 21/11/2039 -60,000,000 -60,000,000 -60,000,000 -63,996,000 EUR 16460100 23/11/2009 TF 4.17 23/11/2027 -100,000,000 -100,000,000 -100,000,000 -106,660,000 EUR 16480100 23/11/2009 TF 4.24 23/11/2029 -100,000,000 -100,000,000 -100,000,000 -106,660,000 EUR 16490100 26/11/2009 TF 4.22 26/11/2030 -40,000,000 -40,000,000 -40,000,000 -42,664,000 EUR 16540100 27/11/2009 TF 4.28 28/11/2039 -50,000,000 -50,000,000 -50,000,000 -53,330,000 EUR 16550100 11/12/2009 TF 4.20 12/12/2039 -60,000,000 -60,000,000 -60,000,000 -63,996,000 EUR 16560100 11/12/2009 TF 4.06 11/12/2029 -70,000,000 -70,000,000 -70,000,000 -74,662,000 EUR 16600100 15/01/2010 TF 4.32 16/01/2040 -50,000,000 -50,000,000 -50,000,000 -53,330,000 EUR 16660100 20/01/2010 TF 4.58 20/01/2040 -74,773,445 -85,525,043 -85,525,043 -91,221,011 EUR 16680100 04/02/2010 TF 4.12 04/02/2030 -50,000,000 -50,000,000 -50,000,000 -53,330,000 EUR 16840100 03/03/2010 TF 4.02 03/03/2028 -90,000,000 -90,000,000 -90,000,000 -95,994,000 EUR 17020100 06/04/2010 TF 4.45 06/04/2040 -74,147,139 -84,492,805 -84,492,805 -90,120,026 EUR 17120100 16/04/2010 TV 2.07 16/04/2025 -50,000,000 -50,000,000 -50,000,000 -53,330,000 4

EUR 17120200 28/04/2010 TV 2.07 16/04/2025 -95,000,000 -95,000,000 -95,000,000 -101,327,000 EUR 17120300 04/06/2010 TV 2.07 16/04/2025 -100,000,000 -100,000,000 -100,000,000 -106,660,000 EUR 17120400 12/05/2014 TV 2.07 16/04/2025 -55,000,000 -55,000,000 -55,000,000 -58,663,000 EUR 17150100 29/04/2010 TF 4.00 15/04/2030 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,199,800,000 EUR 17150200 17/01/2011 TF 4.00 15/04/2030 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 17150300 13/07/2011 TF 4.00 15/04/2030 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,066,600,000 EUR 17150400 15/02/2012 TF 4.00 15/04/2030 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,066,600,000 EUR 17150500 15/06/2012 TF 4.00 15/04/2030 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,066,600,000 EUR 17210100 18/05/2010 TF 3.75 19/05/2031 -50,000,000 -50,000,000 -50,000,000 -53,330,000 EUR 17250100 04/06/2010 TF 3.72 04/06/2032 -50,000,000 -50,000,000 -50,000,000 -53,330,000 EUR 17610100 13/09/2010 TF 3.17 13/09/2034 -62,617,906 -68,763,636 -68,763,636 -73,343,294 EUR 17630100 16/09/2010 TF 3.03 16/09/2037 -58,432,357 -63,906,422 -63,906,422 -68,162,590 EUR 18030100 14/02/2011 TF 4.55 14/02/2051 -71,404,972 -81,613,664 -81,613,664 -87,049,134 EUR 18050100 17/02/2011 TV 0.84 17/02/2031 -200,000,000 -200,000,000 -200,000,000 -213,320,000 EUR 18370100 25/05/2011 TF 3.96 25/05/2036 -54,574,549 -61,318,139 -61,318,139 -65,401,927 EUR 18620100 25/07/2011 TF 4.65 25/07/2051 -86,873,539 -99,564,658 -99,564,658 -106,195,664 EUR 18700100 12/08/2011 TF 0.05 12/08/2031 -50,000,000 -50,000,000 -50,000,000 -53,330,000 EUR 18960100 02/02/2012 TF 4.07 02/02/2052 -33,241,329 -37,467,529 -37,467,529 -39,962,866 EUR 19020100 15/02/2012 TF 4.00 15/02/2052 -65,782,601 -73,996,481 -73,996,481 -78,924,646 EUR 19050100 01/03/2012 TF 4.02 01/03/2052 -33,772,690 -38,011,605 -38,011,605 -40,543,177 EUR 19090100 02/03/2012 TF 3.63 14/03/2042 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,066,600,000 EUR 19190100 14/03/2012 TF 3.50 15/04/2027 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,199,800,000 EUR 19190200 29/05/2012 TF 3.50 15/04/2027 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,066,600,000 EUR 19300100 23/04/2012 TF 4.00 23/04/2052 -78,955,907 -88,814,657 -88,814,657 -94,729,713 EUR 19330100 29/05/2012 TF 3.75 29/05/2052 -51,931,465 -57,995,579 -57,995,579 -61,858,085 EUR 19370100 28/06/2012 TF 2.97 30/06/2042 -50,000,000 -50,000,000 -50,000,000 -53,330,000 EUR 19390100 04/07/2012 TF 2.66 30/06/2026 -307,908,616 -91,668,234 -91,668,234 -97,773,339 EUR 19430100 26/07/2012 TF 3.55 26/07/2052 -63,884,861 -70,932,991 -70,932,991 -75,657,128 EUR 19450100 23/07/2012 TF 2.75 15/09/2025 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 19450200 31/08/2012 TF 2.75 15/09/2025 -350,000,000 -350,000,000 -350,000,000 -373,310,000 EUR 19450300 17/09/2012 TF 2.75 15/09/2025 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 19450400 26/10/2012 TF 2.75 15/09/2025 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 19450500 17/01/2013 TF 2.75 15/09/2025 -450,000,000 -450,000,000 -450,000,000 -479,970,000 EUR 19450600 11/02/2013 TF 2.75 15/09/2025 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 19450700 10/05/2013 TF 2.75 15/09/2025 -350,000,000 -350,000,000 -350,000,000 -373,310,000 EUR 19450800 05/08/2013 TF 2.75 15/09/2025 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 19450900 07/08/2013 TF 2.75 15/09/2025 -900,000,000 -900,000,000 -900,000,000 -959,940,000 EUR 19451000 21/01/2014 TF 2.75 15/09/2025 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 19451100 08/05/2014 TF 2.75 15/09/2025 -300,000,000 -300,000,000 -300,000,000 -319,980,000 EUR 19451290 22/05/2014 TF 2.75 15/09/2025 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 19451300 24/07/2015 TF 2.75 15/09/2025 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 19451400 12/08/2015 TF 2.75 15/09/2025 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 19451500 08/03/2016 TF 2.75 15/09/2025 -400,000,000 -400,000,000 -400,000,000 -426,640,000 EUR 19451600 07/02/2017 TF 2.75 15/09/2025 -350,000,000 -350,000,000 -350,000,000 -373,310,000 EUR 19451700 05/05/2017 TF 2.75 15/09/2025 -300,000,000 -300,000,000 -300,000,000 -319,980,000 EUR 19451800 21/04/2021 TF 2.75 15/09/2025 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 19470100 14/08/2012 TF 2.22 14/08/2024 -150,000,000 -150,000,000 -150,000,000 -159,990,000 EUR 19610100 19/11/2012 TF 2.95 19/11/2042 -225,000,000 -225,000,000 -225,000,000 -239,985,000 EUR 19630100 13/11/2012 TF 2.44 01/04/2025 -120,000,000 -120,000,000 -120,000,000 -127,992,000 EUR 19640100 26/11/2012 TF 2.90 26/11/2043 -75,000,000 -75,000,000 -75,000,000 -79,995,000 EUR 19670100 04/12/2012 TF 2.17 04/12/2024 -50,000,000 -50,000,000 -50,000,000 -53,330,000 EUR 19680100 29/11/2012 TF 3.55 29/11/2052 -63,884,861 -70,932,991 -70,932,991 -75,657,128 EUR 19810100 23/01/2013 TF 2.63 15/03/2035 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 19810200 14/05/2013 TF 2.63 15/03/2035 -350,000,000 -350,000,000 -350,000,000 -373,310,000 EUR 19810390 13/08/2013 TF 2.63 15/03/2035 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 19810400 22/10/2013 TF 2.63 15/03/2035 -300,000,000 -300,000,000 -300,000,000 -319,980,000 EUR 19810500 26/08/2014 TF 2.63 15/03/2035 -300,000,000 -300,000,000 -300,000,000 -319,980,000 EUR 19910100 05/02/2013 TF 2.75 15/03/2040 -850,000,000 -850,000,000 -850,000,000 -906,610,000 EUR 19910200 26/02/2013 TF 2.75 15/03/2040 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 19910300 19/06/2013 TF 2.75 15/03/2040 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 19910400 22/08/2013 TF 2.75 15/03/2040 -350,000,000 -350,000,000 -350,000,000 -373,310,000 EUR 19910500 14/08/2014 TF 2.75 15/03/2040 -300,000,000 -300,000,000 -300,000,000 -319,980,000 EUR 19920100 11/02/2013 TF 3.80 11/02/2053 -65,041,038 -72,741,043 -72,741,043 -77,585,596 EUR 20030100 21/03/2013 TF 2.82 23/03/2048 -136,000,000 -136,000,000 -136,000,000 -145,057,600 EUR 20130100 06/06/2013 TF 3.35 06/06/2053 -109,593,023 -120,980,217 -120,980,217 -129,037,500 EUR 20160100 11/06/2013 TF 2.00 14/04/2023 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,199,800,000 EUR 20160200 25/06/2013 TF 2.00 14/04/2023 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,066,600,000 EUR 20160300 10/09/2013 TF 2.00 14/04/2023 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,066,600,000 5

EUR 20240100 09/08/2013 TF 2.75 13/09/2030 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 20240200 29/08/2014 TF 2.75 13/09/2030 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 20240300 27/10/2017 TF 2.75 13/09/2030 -300,000,000 -300,000,000 -300,000,000 -319,980,000 EUR 20310100 01/10/2013 TF 3.00 14/10/2033 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,199,800,000 EUR 20310200 15/01/2014 TF 3.00 14/10/2033 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,066,600,000 EUR 20310300 14/10/2022 TF 3.00 14/10/2033 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,066,600,000 EUR 20620100 28/01/2014 TF 2.13 15/01/2024 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,199,800,000 EUR 20620200 15/05/2014 TF 2.13 15/01/2024 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,066,600,000 EUR 20620300 19/06/2014 TF 2.13 15/01/2024 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,066,600,000 EUR 21030100 04/04/2014 TF 2.57 04/04/2043 -30,000,000 -30,000,000 -30,000,000 -31,998,000 EUR 21050100 14/04/2014 TF 2.55 14/04/2034 -72,000,000 -72,000,000 -72,000,000 -76,795,200 EUR 21070100 05/05/2014 TF 3.25 05/05/2054 -58,670,570 -64,578,877 -64,578,877 -68,879,830 EUR 21130100 15/05/2014 TF 3.02 15/05/2054 -58,020,000 -63,436,960 -63,436,960 -67,661,862 EUR 21150100 19/05/2014 TF 1.63 15/03/2023 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 21150200 02/07/2014 TF 1.63 15/03/2023 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 21150300 14/01/2015 TF 1.63 15/03/2023 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 21150400 20/04/2015 TF 1.63 15/03/2023 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 21150500 27/10/2015 TF 1.63 15/03/2023 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 21150600 07/03/2016 TF 1.63 15/03/2023 -400,000,000 -400,000,000 -400,000,000 -426,640,000 EUR 21150700 05/03/2018 TF 1.63 15/03/2023 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 21150800 25/04/2018 TF 1.63 15/03/2023 -350,000,000 -350,000,000 -350,000,000 -373,310,000 EUR 21150900 07/08/2018 TF 1.63 15/03/2023 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 21151000 27/09/2018 TF 1.63 15/03/2023 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 21151100 21/11/2018 TF 1.63 15/03/2023 -300,000,000 -300,000,000 -300,000,000 -319,980,000 EUR 21151200 30/01/2019 TF 1.63 15/03/2023 -400,000,000 -400,000,000 -400,000,000 -426,640,000 EUR 21151300 21/05/2019 TF 1.63 15/03/2023 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 21360100 08/09/2014 TF 1.75 15/09/2045 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 21360200 22/07/2015 TF 1.75 15/09/2045 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 21360300 20/08/2015 TF 1.75 15/09/2045 -300,000,000 -300,000,000 -300,000,000 -319,980,000 EUR 21360400 05/11/2015 TF 1.75 15/09/2045 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 21360500 29/04/2016 TF 1.75 15/09/2045 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 21360600 10/03/2017 TF 1.75 15/09/2045 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 21360700 24/03/2017 TF 1.75 15/09/2045 -350,000,000 -350,000,000 -350,000,000 -373,310,000 EUR 21380100 10/09/2014 TF 1.25 13/11/2026 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 21380200 18/09/2014 TF 1.25 13/11/2026 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 21380300 12/01/2015 TF 1.25 13/11/2026 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 21380400 31/03/2015 TF 1.25 13/11/2026 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 21380500 18/02/2016 TF 1.25 13/11/2026 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 21380600 03/02/2017 TF 1.25 13/11/2026 -300,000,000 -300,000,000 -300,000,000 -319,980,000 EUR 21380700 15/06/2021 TF 1.25 13/11/2026 -400,000,000 -400,000,000 -400,000,000 -426,640,000 EUR 21450100 06/11/2014 TV 1.39 15/07/2024 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 21450200 22/12/2014 TV 1.39 15/07/2024 -300,000,000 -300,000,000 -300,000,000 -319,980,000 EUR 21450300 21/01/2015 TV 1.39 15/07/2024 -350,000,000 -350,000,000 -350,000,000 -373,310,000 EUR 21450400 19/04/2018 TV 1.39 15/07/2024 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 21570100 05/02/2015 TF 1.00 14/03/2031 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,066,600,000 EUR 21570200 29/07/2015 TF 1.00 14/03/2031 -300,000,000 -300,000,000 -300,000,000 -319,980,000 EUR 21570300 13/10/2015 TF 1.00 14/03/2031 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 21570400 28/10/2015 TF 1.00 14/03/2031 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 21570500 27/07/2016 TF 1.00 14/03/2031 -300,000,000 -300,000,000 -300,000,000 -319,980,000 EUR 21570600 24/08/2016 TF 1.00 14/03/2031 -300,000,000 -300,000,000 -300,000,000 -319,980,000 EUR 21570700 05/04/2017 TF 1.00 14/03/2031 -300,000,000 -300,000,000 -300,000,000 -319,980,000 EUR 21570800 27/03/2018 TF 1.00 14/03/2031 -350,000,000 -350,000,000 -350,000,000 -373,310,000 EUR 21570900 19/03/2019 TF 1.00 14/03/2031 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 21571000 14/11/2019 TF 1.00 14/03/2031 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 21571100 25/05/2020 TF 1.00 14/03/2031 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 21571200 02/03/2022 TF 1.00 14/03/2031 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 21670100 26/03/2015 TF 0.13 15/04/2025 -2,000,000,000 -2,000,000,000 -2,000,000,000 -2,133,200,000 EUR 21670200 04/02/2016 TF 0.13 15/04/2025 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,066,600,000 EUR 21670390 13/01/2022 TF 0.13 15/04/2025 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,066,600,000 EUR 21740100 10/06/2015 TF 0.65 10/06/2025 -100,000,000 -100,000,000 -100,000,000 -106,660,000 EUR 21750100 17/06/2015 TF 0.88 13/09/2024 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 21750200 19/08/2015 TF 0.88 13/09/2024 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 21750300 19/10/2015 TF 0.88 13/09/2024 -300,000,000 -300,000,000 -300,000,000 -319,980,000 EUR 21750400 24/11/2015 TF 0.88 13/09/2024 -300,000,000 -300,000,000 -300,000,000 -319,980,000 EUR 21750500 26/04/2016 TF 0.88 13/09/2024 -450,000,000 -450,000,000 -450,000,000 -479,970,000 EUR 21750600 21/06/2016 TF 0.88 13/09/2024 -350,000,000 -350,000,000 -350,000,000 -373,310,000 EUR 21750700 03/08/2016 TF 0.88 13/09/2024 -400,000,000 -400,000,000 -400,000,000 -426,640,000 EUR 21750800 26/08/2016 TF 0.88 13/09/2024 -400,000,000 -400,000,000 -400,000,000 -426,640,000 6

EUR 21750900 21/04/2017 TF 0.88 13/09/2024 -300,000,000 -300,000,000 -300,000,000 -319,980,000 EUR 21751000 07/03/2018 TF 0.88 13/09/2024 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 21751100 17/05/2018 TF 0.88 13/09/2024 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 21751200 05/11/2019 TF 0.88 13/09/2024 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 21751300 22/01/2020 TF 0.88 13/09/2024 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 21751490 25/06/2021 TF 0.88 13/09/2024 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 21751590 02/07/2021 TF 0.88 13/09/2024 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 21751690 05/08/2021 TF 0.88 13/09/2024 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 21890100 27/08/2015 TF 0.50 15/11/2023 -600,000,000 -600,000,000 -600,000,000 -639,960,000 EUR 21890200 08/10/2015 TF 0.50 15/11/2023 -400,000,000 -400,000,000 -400,000,000 -426,640,000 EUR 21890300 12/01/2016 TF 0.50 15/11/2023 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 21890490 27/01/2017 TF 0.50 15/11/2023 -400,000,000 -400,000,000 -400,000,000 -426,640,000 EUR 21890590 22/11/2019 TF 0.50 15/11/2023 -150,000,000 -150,000,000 -150,000,000 -159,990,000 EUR 21990100 18/11/2015 TV 0.00 18/05/2029 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 22120100 10/02/2016 TF 1.13 15/09/2036 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 22120200 18/05/2016 TF 1.13 15/09/2036 -350,000,000 -350,000,000 -350,000,000 -373,310,000 EUR 22120300 22/08/2016 TF 1.13 15/09/2036 -400,000,000 -400,000,000 -400,000,000 -426,640,000 EUR 22120400 07/04/2017 TF 1.13 15/09/2036 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 22120500 11/04/2018 TF 1.13 15/09/2036 -300,000,000 -300,000,000 -300,000,000 -319,980,000 EUR 22120600 03/10/2018 TF 1.13 15/09/2036 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 22120700 28/01/2019 TF 1.13 15/09/2036 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 22120800 22/04/2020 TF 1.13 15/09/2036 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 22120900 14/05/2020 TF 1.13 15/09/2036 -300,000,000 -300,000,000 -300,000,000 -319,980,000 EUR 22121000 09/09/2020 TF 1.13 15/09/2036 -400,000,000 -400,000,000 -400,000,000 -426,640,000 EUR 22121100 27/04/2022 TF 1.13 15/09/2036 -100,000,000 -100,000,000 -100,000,000 -106,660,000 EUR 22240100 12/04/2016 TF 0.38 14/04/2026 -5,000,000,000 -5,000,000,000 -5,000,000,000 -5,333,000,000 EUR 22320100 31/05/2016 TF 1.00 14/04/2032 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,199,800,000 EUR 22320200 18/01/2017 TF 1.00 14/04/2032 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,066,600,000 EUR 22390100 14/09/2016 TF 0.00 16/10/2023 -4,000,000,000 -4,000,000,000 -4,000,000,000 -4,266,400,000 EUR 22390290 20/01/2020 TF 0.00 16/10/2023 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,066,600,000 EUR 22440100 05/10/2016 TF 0.50 13/11/2037 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 22440200 21/03/2017 TF 0.50 13/11/2037 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 22440300 07/02/2018 TF 0.50 13/11/2037 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 22440400 04/05/2022 TF 0.50 13/11/2037 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 22440500 11/07/2022 TF 0.50 13/11/2037 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,066,600,000 EUR 22450100 06/10/2016 TF 0.75 06/10/2048 -51,134,980 -52,295,730 -52,295,730 -55,778,626 EUR 22460100 12/10/2016 TF 0.25 14/09/2029 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 22460200 04/10/2017 TF 0.25 14/09/2029 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 22460300 26/01/2018 TF 0.25 14/09/2029 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 22460400 13/05/2019 TF 0.25 14/09/2029 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 22460500 13/02/2020 TF 0.25 14/09/2029 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 22460600 08/02/2021 TF 0.25 14/09/2029 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 22460700 31/03/2021 TF 0.25 14/09/2029 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 22460800 17/08/2021 TF 0.25 14/09/2029 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 22460990 11/03/2022 TF 0.25 14/09/2029 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 22461000 29/04/2022 TF 0.25 14/09/2029 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 22470100 17/10/2016 TF 0.88 13/09/2047 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 22470200 29/03/2017 TF 0.88 13/09/2047 -400,000,000 -400,000,000 -400,000,000 -426,640,000 EUR 22470300 12/12/2017 TF 0.88 13/09/2047 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 22470400 24/07/2019 TF 0.88 13/09/2047 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 22470500 13/08/2019 TF 0.88 13/09/2047 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 22490100 24/10/2016 TF 0.88 24/10/2051 -51,333,175 -52,701,900 -52,701,900 -56,211,847 EUR 22510100 27/10/2016 TF 0.00 13/03/2026 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 22510200 28/09/2017 TF 0.00 13/03/2026 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 22510300 06/11/2017 TF 0.00 13/03/2026 -300,000,000 -300,000,000 -300,000,000 -319,980,000 EUR 22510400 29/11/2017 TF 0.00 13/03/2026 -300,000,000 -300,000,000 -300,000,000 -319,980,000 EUR 22510500 26/02/2019 TF 0.00 13/03/2026 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 22510600 10/08/2021 TF 0.00 13/03/2026 -350,000,000 -350,000,000 -350,000,000 -373,310,000 EUR 22510700 17/01/2022 TF 0.00 13/03/2026 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 22510800 24/01/2022 TF 0.00 13/03/2026 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 22530190 09/11/2016 TF 0.00 15/03/2024 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 22530290 20/01/2017 TF 0.00 15/03/2024 -350,000,000 -350,000,000 -350,000,000 -373,310,000 EUR 22530300 21/02/2017 TF 0.00 15/03/2024 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 22530490 12/04/2017 TF 0.00 15/03/2024 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 22530500 16/11/2017 TF 0.00 15/03/2024 -450,000,000 -450,000,000 -450,000,000 -479,970,000 EUR 22530600 31/01/2018 TF 0.00 15/03/2024 -300,000,000 -300,000,000 -300,000,000 -319,980,000 EUR 22530790 09/03/2018 TF 0.00 15/03/2024 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 22530800 03/05/2018 TF 0.00 15/03/2024 -250,000,000 -250,000,000 -250,000,000 -266,650,000 7

EUR 22530900 25/07/2018 TF 0.00 15/03/2024 -400,000,000 -400,000,000 -400,000,000 -426,640,000 EUR 22531000 17/06/2019 TF 0.00 15/03/2024 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 22531190 04/06/2021 TF 0.00 15/03/2024 -300,000,000 -300,000,000 -300,000,000 -319,980,000 EUR 22531290 29/07/2021 TF 0.00 15/03/2024 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 22740100 25/01/2017 TF 0.50 15/01/2027 -5,000,000,000 -5,000,000,000 -5,000,000,000 -5,333,000,000 EUR 22900100 08/03/2017 TF 0.25 14/10/2024 -5,000,000,000 -5,000,000,000 -5,000,000,000 -5,333,000,000 EUR 23000100 16/05/2017 TF 1.13 13/04/2033 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,199,800,000 EUR 23000200 28/02/2018 TF 1.13 13/04/2033 -2,000,000,000 -2,000,000,000 -2,000,000,000 -2,133,200,000 EUR 23080100 05/07/2017 TF 1.50 15/11/2047 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,066,600,000 EUR 23080200 16/03/2018 TF 1.50 15/11/2047 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 23080390 13/04/2021 TF 1.50 15/11/2047 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 23130100 20/09/2017 TF 0.05 15/12/2023 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,199,800,000 EUR 23190100 11/01/2018 TV 5.07 11/01/2023 -44,871,795 -44,871,795 -44,871,795 -47,860,256 EUR 23190200 22/05/2018 TV 5.61 11/01/2023 -17,371,164 -17,371,164 -17,371,164 -18,528,083 EUR 23190300 03/07/2018 TV 5.73 11/01/2023 -17,014,519 -17,014,519 -17,014,519 -18,147,686 EUR 23190400 05/10/2018 TV 6.04 11/01/2023 -16,129,032 -16,129,032 -16,129,032 -17,203,226 EUR 23190500 30/11/2018 TV 5.62 11/01/2023 -17,341,040 -17,341,040 -17,341,040 -18,495,954 EUR 23190600 15/01/2019 TV 5.54 11/01/2023 -17,570,575 -17,570,575 -17,570,575 -18,740,775 EUR 23190700 14/03/2019 TV 5.64 11/01/2023 -17,260,823 -17,260,823 -17,260,823 -18,410,393 EUR 23190800 28/05/2019 TV 5.98 11/01/2023 -16,299,033 -16,299,033 -16,299,033 -17,384,549 EUR 23230100 18/01/2018 TF 1.50 16/10/2048 -2,500,000,000 -2,500,000,000 -2,500,000,000 -2,666,500,000 EUR 23230200 12/07/2018 TF 1.50 16/10/2048 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 23380100 14/03/2018 TF 0.88 14/01/2028 -5,000,000,000 -5,000,000,000 -5,000,000,000 -5,333,000,000 EUR 23400100 21/03/2018 TV 2.08 15/07/2023 -300,000,000 -300,000,000 -300,000,000 -319,980,000 EUR 23500100 29/05/2018 TF 1.13 15/11/2032 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 23500200 29/05/2020 TF 1.13 15/11/2032 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 23540100 03/07/2018 TF 0.38 16/07/2025 -4,000,000,000 -4,000,000,000 -4,000,000,000 -4,266,400,000 EUR 23540200 09/06/2021 TF 0.38 16/07/2025 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,066,600,000 EUR 23640100 13/09/2018 TF 0.38 15/05/2026 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 23640200 12/09/2019 TF 0.38 15/05/2026 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 23640300 13/11/2019 TF 0.38 15/05/2026 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 23640400 22/01/2020 TF 0.38 15/05/2026 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 23640500 01/12/2021 TF 0.38 15/05/2026 -350,000,000 -350,000,000 -350,000,000 -373,310,000 EUR 23640600 17/12/2021 TF 0.38 15/05/2026 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 23650100 19/09/2018 TF 0.20 15/07/2024 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,199,800,000 EUR 23740100 22/01/2019 TF 0.63 22/01/2029 -5,000,000,000 -5,000,000,000 -5,000,000,000 -5,333,000,000 EUR 23790100 12/02/2019 TF 0.05 24/05/2024 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,199,800,000 EUR 23870100 09/04/2019 TF 0.10 15/10/2026 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,199,800,000 EUR 23880100 09/04/2019 TF 1.00 14/11/2042 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 23880200 06/04/2020 TF 1.00 14/11/2042 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 23880300 04/05/2020 TF 1.00 14/11/2042 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 23880400 14/10/2020 TF 1.00 14/11/2042 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 23900100 02/05/2019 TF 0.95 15/09/2037 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 23970100 20/06/2019 TF 0.13 20/06/2029 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,199,800,000 EUR 24140100 25/09/2019 TF 0.05 13/10/2034 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,199,800,000 EUR 24190100 13/11/2019 TF 0.66 13/11/2039 -150,000,000 -150,000,000 -150,000,000 -159,990,000 EUR 24270100 16/01/2020 TF 0.05 16/01/2030 -5,000,000,000 -5,000,000,000 -5,000,000,000 -5,333,000,000 EUR 24300100 22/01/2020 TV 3.24 22/01/2023 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,066,600,000 EUR 24350100 11/02/2020 TF 0.79 11/02/2050 -30,000,000 -30,000,000 -30,000,000 -31,998,000 EUR 24380100 18/02/2020 TF 0.00 25/03/2025 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,199,800,000 EUR 24380200 07/06/2021 TF 0.00 25/03/2025 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,066,600,000 EUR 24440100 31/03/2020 TF 0.00 23/05/2023 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,199,800,000 EUR 24440200 07/05/2020 TF 0.00 23/05/2023 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,066,600,000 EUR 24460100 15/04/2020 TF 0.00 15/05/2028 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,066,600,000 EUR 24460200 28/09/2020 TF 0.00 15/05/2028 -250,000,000 -250,000,000 -250,000,000 -266,650,000 EUR 24460300 19/08/2021 TF 0.00 15/05/2028 -100,000,000 -100,000,000 -100,000,000 -106,660,000 EUR 24500100 06/05/2020 TF 0.00 17/06/2027 -5,000,000,000 -5,000,000,000 -5,000,000,000 -5,333,000,000 EUR 24560100 19/06/2020 TF 0.73 19/06/2040 -100,000,000 -100,000,000 -100,000,000 -106,660,000 EUR 24570100 15/06/2020 TF 0.25 15/06/2040 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,066,600,000 EUR 24600100 29/06/2020 TF 0.01 15/11/2035 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,066,600,000 EUR 24600200 07/08/2020 TF 0.01 15/11/2035 -300,000,000 -300,000,000 -300,000,000 -319,980,000 EUR 24600300 08/10/2020 TF 0.01 15/11/2035 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 24600400 26/03/2021 TF 0.01 15/11/2035 -63,000,000 -63,000,000 -63,000,000 -67,195,800 EUR 24600490 26/03/2021 TF 0.01 15/11/2035 -437,000,000 -437,000,000 -437,000,000 -466,104,200 EUR 24640100 01/09/2020 TF 0.00 09/09/2030 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,199,800,000 EUR 24700100 23/09/2020 TF 1.10 23/09/2050 -20,000,000 -20,000,000 -20,000,000 -21,332,000 EUR 24760100 12/10/2020 TF 0.82 12/10/2060 -30,000,000 -30,000,000 -30,000,000 -31,998,000 EUR 24820100 29/10/2020 TV 6.00 29/10/2025 -30,360,992 -30,360,992 -30,360,992 -32,383,034 8

EUR 24820200 04/02/2021 TV 5.98 29/10/2025 -15,244,832 -15,244,832 -15,244,832 -16,260,138 EUR 24820300 17/06/2021 TV 5.60 29/10/2025 -16,255,933 -16,255,933 -16,255,933 -17,338,579 EUR 24820400 08/07/2021 TV 5.40 29/10/2025 -16,863,975 -16,863,975 -16,863,975 -17,987,116 EUR 24820500 08/07/2021 TV 5.40 29/10/2025 -16,863,975 -16,863,975 -16,863,975 -17,987,116 EUR 24820600 03/09/2021 TV 5.69 29/10/2025 -16,025,641 -16,025,641 -16,025,641 -17,092,949 EUR 24820700 13/10/2021 TV 5.80 29/10/2025 -15,712,894 -15,712,894 -15,712,894 -16,759,373 EUR 24820800 19/11/2021 TV 0.00 29/10/2025 -10,305,682 -10,305,682 -10,305,682 -10,992,041 EUR 24830100 03/11/2020 TF 0.00 28/03/2028 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,199,800,000 EUR 24840100 16/11/2020 TF 0.77 16/11/2050 -50,000,000 -50,000,000 -50,000,000 -53,330,000 EUR 24880100 14/01/2021 TF 0.00 14/01/2031 -2,250,000,000 -2,250,000,000 -2,250,000,000 -2,399,850,000 EUR 24880190 14/01/2021 TF 0.00 14/01/2031 -2,750,000,000 -2,750,000,000 -2,750,000,000 -2,933,150,000 EUR 24900100 19/01/2021 TF 0.01 15/05/2041 -1,500,000,000 -1,500,000,000 -1,500,000,000 -1,599,900,000 EUR 24930100 25/01/2021 TV 5.48 25/01/2024 -23,584,906 -23,584,906 -23,584,906 -25,155,660 EUR 24930200 25/01/2021 TV 5.50 25/01/2024 -23,510,972 -23,510,972 -23,510,972 -25,076,803 EUR 24960100 27/01/2021 TF 0.05 27/01/2051 -100,000,000 -100,000,000 -100,000,000 -106,660,000 EUR 24960190 27/01/2021 TF 0.05 27/01/2051 -900,000,000 -900,000,000 -900,000,000 -959,940,000 EUR 24970100 27/01/2021 TV 3.27 27/01/2028 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,066,600,000 EUR 24980100 11/02/2021 TF 1.01 11/02/2051 -50,000,000 -50,000,000 -50,000,000 -53,330,000 EUR 25050100 26/02/2021 TF 0.74 26/02/2051 -40,000,000 -40,000,000 -40,000,000 -42,664,000 EUR 25060100 26/02/2021 TF 1.01 26/02/2051 -50,000,000 -50,000,000 -50,000,000 -53,330,000 EUR 25080100 03/03/2021 TF 0.20 17/03/2036 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,066,600,000 EUR 25080190 03/03/2021 TF 0.20 17/03/2036 -2,000,000,000 -2,000,000,000 -2,000,000,000 -2,133,200,000 EUR 25090100 29/03/2021 TF 1.10 29/03/2051 -25,000,000 -25,000,000 -25,000,000 -26,665,000 EUR 25100190 19/03/2021 TF 0.01 15/11/2030 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 25100200 20/09/2021 TF 0.01 15/11/2030 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 25120100 01/04/2021 TF 0.99 01/04/2061 -50,000,000 -50,000,000 -50,000,000 -53,330,000 EUR 25170100 28/04/2021 TF 0.00 28/04/2023 -100,000,000 -100,000,000 -100,000,000 -106,660,000 EUR 25200100 19/05/2021 TF 0.00 28/09/2028 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,199,800,000 EUR 25210100 25/05/2021 TF 1.27 25/05/2051 -35,000,000 -35,000,000 -35,000,000 -37,331,000 EUR 25230100 28/05/2021 TF 1.11 28/05/2046 -10,000,000 -10,000,000 -10,000,000 -10,666,000 EUR 25340100 22/09/2021 TF 0.00 22/12/2026 -3,000,000,000 -3,000,000,000 -3,000,000,000 -3,199,800,000 EUR 25350100 29/09/2021 TF 0.12 29/09/2033 -200,000,000 -200,000,000 -200,000,000 -213,320,000 EUR 25370100 30/09/2021 TV 0.00 30/09/2026 -52,419,355 -52,419,355 -52,419,355 -55,910,484 EUR 25430100 09/12/2021 TF 0.00 15/11/2027 -750,000,000 -750,000,000 -750,000,000 -799,950,000 EUR 25430200 14/01/2022 TF 0.00 15/11/2027 -500,000,000 -500,000,000 -500,000,000 -533,300,000 EUR 25430300 24/03/2022 TF 0.00 15/11/2027 -100,000,000 -100,000,000 -100,000,000 -106,660,000 EUR 25430390 24/03/2022 TF 0.00 15/11/2027 -150,000,000 -150,000,000 -150,000,000 -159,990,000 EUR 25500100 18/01/2022 TF 0.25 20/01/2032 -1,588,000,000 -1,588,000,000 -1,588,000,000 -1,693,760,800 EUR 25500190 18/01/2022 TF 0.25 20/01/2032 -2,412,000,000 -2,412,000,000 -2,412,000,000 -2,572,639,200 EUR 25510100 28/01/2022 TV 10.19 28/01/2027 -25,744,167 -25,744,167 -25,744,167 -27,458,729 EUR 25510200 09/03/2022 TV 9.52 28/01/2027 -17,227,716 -17,227,716 -17,227,716 -18,375,082 EUR 25520100 03/02/2022 TF 0.05 15/11/2029 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,066,600,000 EUR 25520200 09/11/2022 TF 0.05 15/11/2029 -1,000,000,000 -1,000,000,000 -1,000,000,000 -1,066,600,000 EUR 25540100 11/02/2022 TF 1.04 11/02/2042 -100,000,000 -100,000,000 -100,000,000 -106,660,000 EUR 25550100 15/02/2022 TF 1.16 15/02/2042 -50,000,000 -50,000,000 -50,000,000 -53,330,000 EUR 25570100 22/02/2022 TF 0.38 15/09/2027 -1,600,000,000 -1,600,000,000 -1,600,000,000 -1,706,560,000 EUR 25570190 22/02/2022 TF 0.38 15/09/2027 -1,400,000,000 -1,400,000,000 -1,400,000,000 -1,493,240,000 EUR 25580100 03/03/2022 TF 1.39 03/03/2042 -50,000,000 -50,000,000 -50,000,000 -53,330,000 EUR 25640100 24/05/2022 TF 1.50 15/06/2032 -300,000,000 -300,000,000 -300,000,000 -319,980,000 EUR 25640190 24/05/2022 TF 1.50 15/06/2032 -3,700,000,000 -3,700,000,000 -3,700,000,000 -3,946,420,000 EUR 25730190 21/09/2022 TF 2.25 15/03/2030 -4,000,000,000 -4,000,000,000 -4,000,000,000 -4,266,400,000 EUR 25740100 29/09/2022 TF 2.84 29/09/2032 -70,000,000 -70,000,000 -70,000,000 -74,662,000 EUR 25800100 14/11/2022 TF 3.67 14/11/2042 -50,000,000 -50,000,000 -50,000,000 -53,330,000 EUR 25810100 29/11/2022 TF 2.51 29/11/2024 -100,000,000 -100,000,000 -100,000,000 -106,660,000 EUR XS2512282729 29/07/2022 TF 0.50 25/07/2023 -50,000,000 -49,856,950 -49,856,950 -53,177,423 EUR XS2512304804 29/07/2022 TF 0.50 26/07/2023 -50,000,000 -49,856,258 -49,856,258 -53,176,684 EUR XS2512306841 29/07/2022 TF 0.50 28/07/2023 -50,000,000 -49,854,873 -49,854,873 -53,175,207 EUR XS2512307732 29/07/2022 TF 0.50 27/07/2023 -50,000,000 -49,855,565 -49,855,565 -53,175,946 EUR XS2517851551 04/08/2022 TF 0.30 06/02/2023 -100,000,000 -99,968,958 -99,968,958 -106,626,891 EUR XS2528331296 29/08/2022 TF 0.35 28/02/2023 -250,000,000 -249,855,831 -249,855,831 -266,496,230 EUR XS2531915622 07/09/2022 TF 0.75 07/03/2023 -100,000,000 -99,862,562 -99,862,562 -106,513,408 EUR XS2532643066 09/09/2022 TF 0.80 09/03/2023 -50,000,000 -49,924,513 -49,924,513 -53,249,485 EUR XS2533138546 12/09/2022 TF 0.85 13/03/2023 -100,000,000 -99,830,232 -99,830,232 -106,478,925 EUR XS2541892944 30/09/2022 TF 1.45 06/04/2023 -100,000,000 -99,615,583 -99,615,583 -106,249,980 EUR XS2542912345 03/10/2022 TF 1.40 03/04/2023 -20,000,000 -19,928,048 -19,928,048 -21,255,256 EUR XS2554735659 08/11/2022 TF 2.36 02/11/2023 -100,000,000 -98,040,125 -98,040,125 -104,569,597 EUR XS2554744305 08/11/2022 TF 2.37 07/11/2023 -100,000,000 -97,998,438 -97,998,438 -104,525,134 EUR XS2554744305 08/11/2022 TF 2.37 07/11/2023 -250,000,000 -244,996,096 -244,996,096 -261,312,836 9

EUR XS2561178943 24/11/2022 TF 1.95 25/05/2023 -100,000,000 -99,221,263 -99,221,263 -105,829,399 -251,336,539,504.33 -251,275,921,085.22 -251,275,921,085.22 -268,010,897,429.50 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) GBP 01340500 07/12/1998 TF 6.00 07/12/2028 -54,321,000 -54,321,000 -61,246,096 -65,325,086 GBP 01340600 25/02/1999 TF 6.00 07/12/2028 -250,000,000 -250,000,000 -281,871,174 -300,643,794 GBP 01340700 19/10/1999 TF 6.00 07/12/2028 -75,000,000 -75,000,000 -84,561,352 -90,193,138 GBP 01340800 22/11/1999 TF 6.00 07/12/2028 -125,000,000 -125,000,000 -140,935,587 -150,321,897 GBP 01340900 07/01/2000 TF 6.00 07/12/2028 -125,000,000 -125,000,000 -140,935,587 -150,321,897 GBP 01341000 11/02/2000 TF 6.00 07/12/2028 -100,000,000 -100,000,000 -112,748,469 -120,257,518 GBP 01341100 06/03/2000 TF 6.00 07/12/2028 -150,000,000 -150,000,000 -169,122,704 -180,386,276 GBP 01341200 15/03/2000 TF 6.00 07/12/2028 -100,000,000 -100,000,000 -112,748,469 -120,257,518 GBP 01341300 30/03/2000 TF 6.00 07/12/2028 -145,000,000 -145,000,000 -163,485,281 -174,373,400 GBP 01341400 06/04/2000 TF 6.00 07/12/2028 -350,000,000 -350,000,000 -394,619,643 -420,901,311 GBP 01341500 19/04/2000 TF 6.00 07/12/2028 -100,000,000 -100,000,000 -112,748,469 -120,257,518 GBP 01341600 09/05/2000 TF 6.00 07/12/2028 -100,000,000 -100,000,000 -112,748,469 -120,257,518 GBP 01341700 24/05/2000 TF 6.00 07/12/2028 -100,000,000 -100,000,000 -112,748,469 -120,257,518 GBP 01341800 12/07/2000 TF 6.00 07/12/2028 -100,000,000 -100,000,000 -112,748,469 -120,257,518 GBP 01341900 01/09/2000 TF 6.00 07/12/2028 -100,000,000 -100,000,000 -112,748,469 -120,257,518 GBP 01342000 18/09/2000 TF 6.00 07/12/2028 -100,000,000 -100,000,000 -112,748,469 -120,257,518 GBP 01342100 12/01/2001 TF 6.00 07/12/2028 -100,000,000 -100,000,000 -112,748,469 -120,257,518 GBP 01342200 17/06/2004 TF 6.00 07/12/2028 -100,000,000 -100,000,000 -112,748,469 -120,257,518 GBP 01590100 19/02/1999 TF 4.80 07/12/2028 -92,216,114 -92,216,114 -103,972,257 -110,896,809 GBP 01590200 18/10/2000 TF 5.11 07/12/2028 -40,009,125 -40,009,125 -45,109,676 -48,113,980 GBP 01590300 20/12/2000 TF 4.72 07/12/2028 -55,140,000 -55,140,000 -62,169,506 -66,309,995 GBP 01590400 26/04/2001 TF 5.16 07/12/2028 -24,895,000 -24,895,000 -28,068,731 -29,938,109 GBP 01610100 01/04/1999 TF 4.43 15/03/2038 -49,792,301 -132,903,703 -149,846,891 -159,826,694 GBP 01610200 26/04/2001 TF 5.13 15/03/2038 -74,932,500 -195,109,014 -219,982,427 -234,633,257 GBP 01620100 27/04/1999 TF 5.00 15/04/2039 -50,000,000 -50,000,000 -56,374,235 -60,128,759 GBP 01620200 28/04/2000 TF 5.00 15/04/2039 -75,000,000 -75,000,000 -84,561,352 -90,193,138 GBP 01620300 14/06/2000 TF 5.00 15/04/2039 -75,000,000 -75,000,000 -84,561,352 -90,193,138 GBP 01620400 10/07/2000 TF 5.00 15/04/2039 -125,000,000 -125,000,000 -140,935,587 -150,321,897 GBP 01620500 21/07/2000 TF 5.00 15/04/2039 -75,000,000 -75,000,000 -84,561,352 -90,193,138 GBP 01620600 29/11/2000 TF 5.00 15/04/2039 -75,000,000 -75,000,000 -84,561,352 -90,193,138 GBP 01620700 28/12/2000 TF 5.00 15/04/2039 -75,000,000 -75,000,000 -84,561,352 -90,193,138 GBP 01620800 15/03/2001 TF 5.00 15/04/2039 -110,000,000 -110,000,000 -124,023,316 -132,283,269 GBP 01620900 22/06/2004 TF 5.00 15/04/2039 -125,000,000 -125,000,000 -140,935,587 -150,321,897 GBP 01621000 16/08/2004 TF 5.00 15/04/2039 -65,000,000 -65,000,000 -73,286,505 -78,167,386 GBP 01621100 18/01/2006 TF 5.00 15/04/2039 -100,000,000 -100,000,000 -112,748,469 -120,257,518 GBP 01621200 01/06/2006 TF 5.00 15/04/2039 -100,000,000 -100,000,000 -112,748,469 -120,257,518 GBP 01621300 17/08/2006 TF 5.00 15/04/2039 -50,000,000 -50,000,000 -56,374,235 -60,128,759 GBP 01621400 15/09/2006 TF 5.00 15/04/2039 -50,000,000 -50,000,000 -56,374,235 -60,128,759 GBP 01621500 11/10/2006 TF 5.00 15/04/2039 -50,000,000 -50,000,000 -56,374,235 -60,128,759 GBP 01621600 09/11/2006 TF 5.00 15/04/2039 -50,000,000 -50,000,000 -56,374,235 -60,128,759 GBP 01621700 21/03/2007 TF 5.00 15/04/2039 -50,000,000 -50,000,000 -56,374,235 -60,128,759 GBP 01621800 24/04/2007 TF 5.00 15/04/2039 -50,000,000 -50,000,000 -56,374,235 -60,128,759 GBP 01621900 16/05/2007 TF 5.00 15/04/2039 -100,000,000 -100,000,000 -112,748,469 -120,257,518 GBP 01622000 10/11/2011 TF 5.00 15/04/2039 -50,000,000 -50,000,000 -56,374,235 -60,128,759 GBP 01690100 15/06/1999 TF 5.14 15/03/2038 -33,319,664 -95,321,567 -107,473,608 -114,631,350 GBP 01920100 18/04/2000 TF 5.50 15/04/2025 -175,000,000 -175,000,000 -197,309,822 -210,450,656 GBP 01920200 03/05/2000 TF 5.50 15/04/2025 -100,000,000 -100,000,000 -112,748,469 -120,257,518 GBP 01920300 05/01/2001 TF 5.50 15/04/2025 -75,000,000 -75,000,000 -84,561,352 -90,193,138 GBP 01920400 24/09/2002 TF 5.50 15/04/2025 -100,000,000 -100,000,000 -112,748,469 -120,257,518 GBP 01920500 25/10/2002 TF 5.50 15/04/2025 -100,000,000 -100,000,000 -112,748,469 -120,257,518 GBP 01920600 25/03/2004 TF 5.50 15/04/2025 -75,000,000 -75,000,000 -84,561,352 -90,193,138 GBP 01920700 14/07/2004 TF 5.50 15/04/2025 -100,000,000 -100,000,000 -112,748,469 -120,257,518 GBP 01920800 23/07/2004 TF 5.50 15/04/2025 -100,000,000 -100,000,000 -112,748,469 -120,257,518 GBP 01920900 02/09/2004 TF 5.50 15/04/2025 -150,000,000 -150,000,000 -169,122,704 -180,386,276 GBP 01921000 13/01/2006 TF 5.50 15/04/2025 -150,000,000 -150,000,000 -169,122,704 -180,386,276 GBP 01921100 03/02/2006 TF 5.50 15/04/2025 -100,000,000 -100,000,000 -112,748,469 -120,257,518 GBP 01921200 24/01/2008 TF 5.50 15/04/2025 -100,000,000 -100,000,000 -112,748,469 -120,257,518 GBP 01921300 14/02/2008 TF 5.50 15/04/2025 -100,000,000 -100,000,000 -112,748,469 -120,257,518 GBP 01960200 07/08/2000 TF 5.63 07/06/2032 -40,000,000 -40,000,000 -45,099,388 -48,103,007 GBP 01960300 14/09/2000 TF 5.63 07/06/2032 -100,000,000 -100,000,000 -112,748,469 -120,257,518 GBP 01960400 27/09/2000 TF 5.63 07/06/2032 -100,000,000 -100,000,000 -112,748,469 -120,257,518 GBP 01960500 17/10/2000 TF 5.63 07/06/2032 -75,000,000 -75,000,000 -84,561,352 -90,193,138 GBP 01960600 21/03/2001 TF 5.63 07/06/2032 -100,000,000 -100,000,000 -112,748,469 -120,257,518 10

GBP 01960700 24/04/2001 TF 5.63 07/06/2032 -50,000,000 -50,000,000 -56,374,235 -60,128,759 GBP 01960800 10/05/2001 TF 5.63 07/06/2032 -75,000,000 -75,000,000 -84,561,352 -90,193,138 GBP 01960900 05/07/2001 TF 5.63 07/06/2032 -50,000,000 -50,000,000 -56,374,235 -60,128,759 GBP 01961000 21/10/2002 TF 5.63 07/06/2032 -100,000,000 -100,000,000 -112,748,469 -120,257,518 GBP 01961100 02/04/2004 TF 5.63 07/06/2032 -150,000,000 -150,000,000 -169,122,704 -180,386,276 GBP 01961200 11/06/2004 TF 5.63 07/06/2032 -150,000,000 -150,000,000 -169,122,704 -180,386,276 GBP 01961300 25/06/2004 TF 5.63 07/06/2032 -75,000,000 -75,000,000 -84,561,352 -90,193,138 GBP 01961400 12/07/2004 TF 5.63 07/06/2032 -150,000,000 -150,000,000 -169,122,704 -180,386,276 GBP 01961500 03/09/2004 TF 5.63 07/06/2032 -150,000,000 -150,000,000 -169,122,704 -180,386,276 GBP 01961600 07/02/2006 TF 5.63 07/06/2032 -100,000,000 -100,000,000 -112,748,469 -120,257,518 GBP 01961700 04/05/2006 TF 5.63 07/06/2032 -100,000,000 -100,000,000 -112,748,469 -120,257,518 GBP 01961800 01/09/2006 TF 5.63 07/06/2032 -100,000,000 -100,000,000 -112,748,469 -120,257,518 GBP 01961900 14/11/2006 TF 5.63 07/06/2032 -100,000,000 -100,000,000 -112,748,469 -120,257,518 GBP 01962000 27/07/2007 TF 5.63 07/06/2032 -100,000,000 -100,000,000 -112,748,469 -120,257,518 GBP 01962100 14/08/2007 TF 5.63 07/06/2032 -100,000,000 -100,000,000 -112,748,469 -120,257,518 GBP 01962200 27/03/2008 TF 5.63 07/06/2032 -100,000,000 -100,000,000 -112,748,469 -120,257,518 GBP 02220100 30/04/2001 TV 14.74 30/04/2031 -14,844,616 -11,420,232 -12,876,137 -13,733,687 GBP 02240100 17/05/2001 TV 5.90 31/03/2034 -41,870,430 -34,603,170 -39,014,545 -41,612,913 GBP 02280100 23/07/2001 TV 4.70 22/07/2030 -50,000,000 -50,000,000 -56,374,235 -60,128,759 GBP 02280200 04/06/2004 TV 4.70 22/07/2030 -75,000,000 -75,000,000 -84,561,352 -90,193,138 GBP 04240100 14/02/2003 TF 4.36 10/01/2023 -94,299,006 -14,358,295 -16,188,758 -17,266,929 GBP 04350100 26/02/2003 TV 4.26 31/03/2031 -56,250,705 -42,904,470 -48,374,133 -51,595,851 GBP 05380100 09/07/2003 TV 4.38 31/03/2038 -33,552,300 -29,018,950 -32,718,422 -34,897,469 GBP 06470100 15/01/2004 TV 4.34 30/09/2034 -62,196,400 -51,400,800 -57,953,615 -61,813,326 GBP 07600100 12/10/2004 TF 4.63 12/10/2054 -200,000,000 -200,000,000 -225,496,939 -240,515,035 GBP 07600200 10/03/2006 TF 4.63 12/10/2054 -50,000,000 -50,000,000 -56,374,235 -60,128,759 GBP 07600300 10/03/2006 TF 4.63 12/10/2054 -25,000,000 -25,000,000 -28,187,117 -30,064,379 GBP 07600400 31/05/2006 TF 4.63 12/10/2054 -40,000,000 -40,000,000 -45,099,388 -48,103,007 GBP 07600500 31/05/2006 TF 4.63 12/10/2054 -20,000,000 -20,000,000 -22,549,694 -24,051,504 GBP 07600600 12/10/2006 TF 4.63 12/10/2054 -75,000,000 -75,000,000 -84,561,352 -90,193,138 GBP 07600700 09/11/2006 TF 4.63 12/10/2054 -50,000,000 -50,000,000 -56,374,235 -60,128,759 GBP 07600800 27/04/2007 TF 4.63 12/10/2054 -40,000,000 -40,000,000 -45,099,388 -48,103,007 GBP 07600900 25/06/2007 TF 4.63 12/10/2054 -50,000,000 -50,000,000 -56,374,235 -60,128,759 GBP 07601000 24/08/2007 TF 4.63 12/10/2054 -50,000,000 -50,000,000 -56,374,235 -60,128,759 GBP 07601100 16/02/2012 TF 4.63 12/10/2054 -100,000,000 -100,000,000 -112,748,469 -120,257,518 GBP 07601200 26/03/2012 TF 4.63 12/10/2054 -75,000,000 -75,000,000 -84,561,352 -90,193,138 GBP 07960100 15/12/2004 TV 3.58 30/09/2037 -123,017,300 -105,363,475 -118,795,705 -126,707,499 GBP 08670100 04/05/2005 TV 3.57 31/03/2038 -82,775,850 -71,295,745 -80,384,861 -85,738,493 GBP 13210100 18/04/2007 TF 4.50 07/03/2044 -350,000,000 -350,000,000 -394,619,643 -420,901,311 GBP 13210200 26/06/2007 TF 4.50 07/03/2044 -50,000,000 -50,000,000 -56,374,235 -60,128,759 GBP 13210300 31/07/2007 TF 4.50 07/03/2044 -50,000,000 -50,000,000 -56,374,235 -60,128,759 GBP 13210400 22/02/2008 TF 4.50 07/03/2044 -50,000,000 -50,000,000 -56,374,235 -60,128,759 GBP 13210500 19/10/2011 TF 4.50 07/03/2044 -50,000,000 -50,000,000 -56,374,235 -60,128,759 GBP 13210600 10/11/2011 TF 4.50 07/03/2044 -85,000,000 -85,000,000 -95,836,199 -102,218,890 GBP 13210700 09/03/2012 TF 4.50 07/03/2044 -50,000,000 -50,000,000 -56,374,235 -60,128,759 GBP 13210800 29/03/2012 TF 4.50 07/03/2044 -50,000,000 -50,000,000 -56,374,235 -60,128,759 GBP 15310100 16/03/2009 TF 4.50 07/06/2029 -550,000,000 -550,000,000 -620,116,582 -661,416,346 GBP 15310200 16/03/2009 TF 4.50 07/06/2029 -50,000,000 -50,000,000 -56,374,235 -60,128,759 GBP 15310300 30/06/2011 TF 4.50 07/06/2029 -130,000,000 -130,000,000 -146,573,010 -156,334,773 GBP 15310400 04/11/2011 TF 4.50 07/06/2029 -125,000,000 -125,000,000 -140,935,587 -150,321,897 GBP 15310600 14/02/2012 TF 4.50 07/06/2029 -100,000,000 -100,000,000 -112,748,469 -120,257,518 GBP 18990100 07/02/2012 TF 3.88 08/06/2037 -600,000,000 -600,000,000 -676,490,817 -721,545,105 GBP 18990200 10/10/2012 TF 3.88 08/06/2037 -150,000,000 -150,000,000 -169,122,704 -180,386,276 GBP 18990300 07/06/2013 TF 3.88 08/06/2037 -250,000,000 -250,000,000 -281,871,174 -300,643,794 GBP 18990400 26/07/2013 TF 3.88 08/06/2037 -150,000,000 -150,000,000 -169,122,704 -180,386,276 GBP 19260100 12/04/2012 TF 3.75 07/12/2027 -300,000,000 -300,000,000 -338,245,408 -360,772,553 GBP 19260200 12/11/2012 TF 3.75 07/12/2027 -100,000,000 -100,000,000 -112,748,469 -120,257,518 GBP 22400100 21/09/2016 TF 1.00 21/09/2026 -500,000,000 -500,000,000 -563,742,347 -601,287,588 GBP 22400200 03/02/2017 TF 1.00 21/09/2026 -500,000,000 -500,000,000 -563,742,347 -601,287,588 GBP 22400300 09/02/2018 TF 1.00 21/09/2026 -500,000,000 -500,000,000 -563,742,347 -601,287,588 GBP 22400400 13/02/2019 TF 1.00 21/09/2026 -250,000,000 -250,000,000 -281,871,174 -300,643,794 GBP 22400500 26/07/2019 TF 1.00 21/09/2026 -400,000,000 -400,000,000 -450,993,878 -481,030,070 GBP 23120100 13/09/2017 TF 0.88 15/12/2023 -500,000,000 -500,000,000 -563,742,347 -601,287,588 GBP 23120200 15/01/2018 TF 0.88 15/12/2023 -1,000,000,000 -1,000,000,000 -1,127,484,694 -1,202,575,175 GBP 23120300 28/01/2019 TF 0.88 15/12/2023 -500,000,000 -500,000,000 -563,742,347 -601,287,588 GBP 23120400 14/05/2019 TF 0.88 15/12/2023 -350,000,000 -350,000,000 -394,619,643 -420,901,311 GBP 23430100 17/04/2018 TF 1.38 07/03/2025 -500,000,000 -500,000,000 -563,742,347 -601,287,588 GBP 23430200 25/05/2018 TF 1.38 07/03/2025 -250,000,000 -250,000,000 -281,871,174 -300,643,794 11

GBP 23430300 08/02/2019 TF 1.38 07/03/2025 -500,000,000 -500,000,000 -563,742,347 -601,287,588 GBP 23430400 11/09/2020 TF 1.38 07/03/2025 -750,000,000 -750,000,000 -845,613,521 -901,931,381 GBP 23430500 12/05/2021 TF 1.38 07/03/2025 -300,000,000 -300,000,000 -338,245,408 -360,772,553 GBP 23430600 21/06/2021 TF 1.38 07/03/2025 -200,000,000 -200,000,000 -225,496,939 -240,515,035 GBP 23530100 29/06/2018 TV 3.78 29/06/2023 -1,000,000,000 -1,000,000,000 -1,127,484,694 -1,202,575,175 GBP 23530200 17/09/2019 TV 3.78 29/06/2023 -500,000,000 -500,000,000 -563,742,347 -601,287,588 GBP 23840100 12/03/2019 TV 3.51 12/03/2026 -500,000,000 -500,000,000 -563,742,347 -601,287,588 GBP 23840200 10/02/2020 TV 3.51 12/03/2026 -500,000,000 -500,000,000 -563,742,347 -601,287,588 GBP 24040100 08/08/2019 TF 0.75 15/11/2024 -800,000,000 -800,000,000 -901,987,756 -962,060,140 GBP 24040200 24/01/2020 TF 0.75 15/11/2024 -200,000,000 -200,000,000 -225,496,939 -240,515,035 GBP 24040300 15/06/2020 TF 0.75 15/11/2024 -400,000,000 -400,000,000 -450,993,878 -481,030,070 GBP 24040400 03/06/2021 TF 0.75 15/11/2024 -100,000,000 -100,000,000 -112,748,469 -120,257,518 GBP 24040500 29/06/2021 TF 0.75 15/11/2024 -150,000,000 -150,000,000 -169,122,704 -180,386,276 GBP 24210100 14/01/2020 TF 0.75 14/07/2023 -1,000,000,000 -1,000,000,000 -1,127,484,694 -1,202,575,175 GBP 24210200 24/04/2020 TF 0.75 14/07/2023 -750,000,000 -750,000,000 -845,613,521 -901,931,381 GBP 24250100 15/01/2020 TV 3.07 15/01/2025 -1,000,000,000 -1,000,000,000 -1,127,484,694 -1,202,575,175 GBP 24320100 31/01/2020 TF 0.75 22/07/2027 -750,000,000 -750,000,000 -845,613,521 -901,931,381 GBP 24650100 08/09/2020 TV 4.24 08/09/2025 -1,000,000,000 -1,000,000,000 -1,127,484,694 -1,202,575,175 GBP 24860100 14/01/2021 TF 0.13 14/12/2026 -1,500,000,000 -1,500,000,000 -1,691,227,042 -1,803,862,763 GBP 24890100 18/01/2021 TV 3.83 18/01/2027 -1,500,000,000 -1,500,000,000 -1,691,227,042 -1,803,862,763 GBP 25270100 18/06/2021 TF 0.21 18/06/2024 -100,000,000 -100,000,000 -112,748,469 -120,257,518 GBP 25380100 20/10/2021 TF 0.88 15/05/2026 -500,000,000 -500,000,000 -563,742,347 -601,287,588 GBP 25380200 18/11/2022 TF 0.88 15/05/2026 -650,000,000 -650,000,000 -732,865,051 -781,673,864 GBP 25480100 19/01/2022 TF 1.13 19/06/2025 -750,000,000 -750,000,000 -845,613,521 -901,931,381 GBP XS2486847713 25/05/2022 TF 1.46 27/02/2023 -10,000,000 -9,977,055 -11,248,977 -11,998,159 -32,943,432,310.52 -33,060,257,715.45 -37,274,934,567.06 -39,757,445,209.23 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) HKD 25360100 29/09/2021 TF 0.53 29/09/2025 -300,000,000 -300,000,000 -36,073,735 -38,476,245 -300,000,000.00 -300,000,000.00 -36,073,734.71 -38,476,245.44 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) HUF 25390100 19/11/2021 TF 3.25 19/11/2024 -6,300,000,000 -6,300,000,000 -15,715,818 -16,762,492 HUF 25720100 09/09/2022 TF 11.50 09/09/2025 -15,000,000,000 -15,000,000,000 -37,418,615 -39,910,694 -21,300,000,000.00 -21,300,000,000.00 -53,134,432.61 -56,673,185.82 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) JPY 02660100 22/01/2002 TV 4.21 15/03/2032 -1,000,000,000 -1,000,000,000 -7,109,342 -7,582,824 JPY 03030100 26/03/2002 TV 4.32 15/03/2032 -200,000,000 -200,000,000 -1,421,868 -1,516,565 JPY 05490100 12/08/2003 TV 2.34 12/08/2033 -1,000,000,000 -1,000,000,000 -7,109,342 -7,582,824 JPY 08870100 13/06/2005 TV 2.07 13/06/2025 -1,000,000,000 -1,000,000,000 -7,109,342 -7,582,824 JPY 10570100 26/01/2006 TF 1.90 26/01/2026 -34,530,700,000 -34,530,700,000 -245,490,545 -261,840,215 JPY 10570200 04/02/2008 TF 1.90 26/01/2026 -25,000,000,000 -25,000,000,000 -177,733,542 -189,570,596 JPY 12840100 18/01/2007 TF 2.15 18/01/2027 -50,000,000,000 -50,000,000,000 -355,467,084 -379,141,192 JPY 13580100 20/09/2007 TV 0.01 21/09/2027 -1,082,000,000 -1,082,000,000 -7,692,308 -8,204,615 JPY 19310100 10/05/2012 TV 3.50 15/12/2033 -1,650,000,000 -1,650,000,000 -11,730,414 -12,511,659 JPY 19790100 18/01/2013 TF 1.70 18/01/2033 -11,222,508,500 -11,802,923,560 -83,911,016 -89,499,490 JPY 20280100 24/09/2013 TV 3.00 25/09/2043 -1,000,000,000 -1,000,000,000 -7,109,342 -7,582,824 JPY 20290100 08/10/2013 TV 3.00 09/10/2043 -1,000,000,000 -1,000,000,000 -7,109,342 -7,582,824 JPY 20370100 03/12/2013 TV 3.22 04/12/2043 -1,000,000,000 -1,000,000,000 -7,109,342 -7,582,824 JPY 20380100 21/11/2013 TV 2.00 21/11/2033 -1,000,000,000 -1,000,000,000 -7,109,342 -7,582,824 JPY 20410100 25/11/2013 TF 1.74 25/11/2053 -10,000,000,000 -10,000,000,000 -71,093,417 -75,828,238 JPY 20420100 11/12/2013 TV 3.30 11/12/2043 -1,100,000,000 -1,100,000,000 -7,820,276 -8,341,106 JPY 20470100 19/12/2013 TV 1.83 19/12/2033 -1,000,000,000 -1,000,000,000 -7,109,342 -7,582,824 JPY 20480100 17/12/2013 TV 3.70 18/12/2028 -2,100,000,000 -2,100,000,000 -14,929,618 -15,923,930 JPY 20490100 17/12/2013 TV 4.40 18/12/2028 -2,700,000,000 -2,700,000,000 -19,195,223 -20,473,624 JPY 20500100 18/12/2013 TV 2.90 18/12/2043 -1,000,000,000 -1,000,000,000 -7,109,342 -7,582,824 JPY 20510100 14/01/2014 TV 3.00 15/01/2044 -1,000,000,000 -1,000,000,000 -7,109,342 -7,582,824 JPY 20550100 23/01/2014 TV 2.85 23/01/2034 -4,100,000,000 -4,100,000,000 -29,148,301 -31,089,578 JPY 20580100 24/01/2014 TV 3.00 24/01/2034 -1,000,000,000 -1,000,000,000 -7,109,342 -7,582,824 JPY 20600100 29/01/2014 TV 2.66 30/01/2034 -1,200,000,000 -1,200,000,000 -8,531,210 -9,099,389 JPY 20670100 12/02/2014 TV 3.50 12/02/2044 -1,000,000,000 -1,000,000,000 -7,109,342 -7,582,824 JPY 20710100 03/03/2014 TV 3.75 03/03/2044 -1,000,000,000 -1,000,000,000 -7,109,342 -7,582,824 JPY 20730100 10/03/2014 TV 4.00 10/03/2034 -800,000,000 -800,000,000 -5,687,473 -6,066,259 JPY 20740100 24/02/2014 TV 3.55 23/02/2029 -600,000,000 -600,000,000 -4,265,605 -4,549,694 12

JPY 20750100 03/03/2014 TV 3.27 03/03/2044 -600,000,000 -600,000,000 -4,265,605 -4,549,694 JPY 20770100 07/03/2014 TV 3.66 07/03/2029 -1,100,000,000 -1,100,000,000 -7,820,276 -8,341,106 JPY 20830100 24/03/2014 TV 2.63 24/03/2034 -3,000,000,000 -3,000,000,000 -21,328,025 -22,748,471 JPY 20840100 25/03/2014 TV 4.10 25/03/2044 -500,000,000 -500,000,000 -3,554,671 -3,791,412 JPY 20850100 25/03/2014 TV 3.00 25/03/2039 -5,000,000,000 -5,000,000,000 -35,546,708 -37,914,119 JPY 20870100 28/03/2014 TV 1.84 28/03/2034 -500,000,000 -500,000,000 -3,554,671 -3,791,412 JPY 20880100 28/03/2014 TV 3.93 28/03/2029 -500,000,000 -500,000,000 -3,554,671 -3,791,412 JPY 20900100 28/03/2014 TV 3.74 31/03/2044 -1,000,000,000 -1,000,000,000 -7,109,342 -7,582,824 JPY 20910100 28/03/2014 TV 3.23 28/03/2044 -1,000,000,000 -1,000,000,000 -7,109,342 -7,582,824 JPY 20930100 14/04/2014 TV 2.48 14/04/2044 -500,000,000 -500,000,000 -3,554,671 -3,791,412 JPY 20940100 08/04/2014 TV 3.70 09/01/2029 -1,000,000,000 -1,000,000,000 -7,109,342 -7,582,824 JPY 20960100 14/04/2014 TV 2.48 14/04/2044 -1,000,000,000 -1,000,000,000 -7,109,342 -7,582,824 JPY 21020100 25/04/2014 TV 4.50 28/04/2034 -500,000,000 -500,000,000 -3,554,671 -3,791,412 JPY 21040100 25/04/2014 TV 2.33 28/04/2044 -500,000,000 -500,000,000 -3,554,671 -3,791,412 JPY 21080100 28/04/2014 TV 2.00 28/03/2034 -1,000,000,000 -1,000,000,000 -7,109,342 -7,582,824 JPY 21110100 12/05/2014 TV 3.50 13/05/2044 -1,300,000,000 -1,300,000,000 -9,242,144 -9,857,671 JPY 21120100 13/05/2014 TV 2.40 13/05/2044 -500,000,000 -500,000,000 -3,554,671 -3,791,412 JPY 21220100 26/06/2014 TV 3.26 27/06/2034 -500,000,000 -500,000,000 -3,554,671 -3,791,412 JPY 21260100 25/07/2014 TV 4.15 25/07/2044 -500,000,000 -500,000,000 -3,554,671 -3,791,412 JPY 21270100 08/08/2014 TV 4.33 08/08/2029 -500,000,000 -500,000,000 -3,554,671 -3,791,412 JPY 21320100 12/09/2014 TV 2.96 12/09/2034 -500,000,000 -500,000,000 -3,554,671 -3,791,412 JPY 21410100 17/10/2014 TV 4.52 17/10/2044 -1,000,000,000 -500,000,000 -3,554,671 -3,791,412 JPY 21530100 12/02/2015 TV 2.00 13/02/2045 -600,000,000 -600,000,000 -4,265,605 -4,549,694 JPY 21580100 19/02/2015 TV 2.56 20/02/2035 -1,000,000,000 -1,000,000,000 -7,109,342 -7,582,824 JPY 21920100 15/10/2015 TV 3.52 16/10/2045 -500,000,000 -500,000,000 -3,554,671 -3,791,412 JPY 21950100 23/10/2015 TV 3.20 23/10/2040 -500,000,000 -500,000,000 -3,554,671 -3,791,412 JPY 22010100 08/12/2015 TV 3.25 08/12/2045 -500,000,000 -500,000,000 -3,554,671 -3,791,412 JPY 22080100 16/02/2016 TV 3.00 16/02/2046 -800,000,000 -800,000,000 -5,687,473 -6,066,259 JPY 22140100 14/03/2016 TV 2.10 15/03/2046 -500,000,000 -500,000,000 -3,554,671 -3,791,412 JPY 22340100 24/06/2016 TV 3.00 24/06/2036 -900,000,000 -900,000,000 -6,398,408 -6,824,541 JPY 22350100 27/06/2016 TV 3.00 27/06/2036 -500,000,000 -500,000,000 -3,554,671 -3,791,412 JPY 22360100 26/08/2016 TV 2.35 26/08/2036 -500,000,000 -500,000,000 -3,554,671 -3,791,412 JPY 22760100 13/02/2017 TV 3.55 13/02/2047 -500,000,000 -500,000,000 -3,554,671 -3,791,412 JPY 22770100 13/02/2017 TV 2.00 13/02/2037 -500,000,000 -500,000,000 -3,554,671 -3,791,412 JPY 23110100 21/08/2017 TV 2.75 21/08/2042 -500,000,000 -500,000,000 -3,554,671 -3,791,412 JPY 23280100 08/02/2018 TV 3.00 08/02/2038 -500,000,000 -500,000,000 -3,554,671 -3,791,412 JPY 24410100 23/03/2020 TV 3.65 23/03/2023 -453,282,824 -453,282,824 -3,222,542 -3,437,164 JPY 24430100 23/03/2020 TV 0.05 23/03/2023 -1,518,495,040 -1,518,495,040 -10,795,500 -11,514,480 JPY 24800100 27/10/2020 TV 4.82 27/10/2023 -405,119,130 -405,119,130 -2,880,130 -3,071,947 JPY 24810100 27/10/2020 TV 0.05 27/10/2023 -491,454,000 -491,454,000 -3,493,914 -3,726,609 JPY 25400100 20/12/2021 TV 0.00 20/12/2024 -290,379,600 -290,379,600 -2,064,408 -2,201,897 -193,243,939,094.00 -193,324,354,154.00 -1,374,408,887.69 -1,465,944,519.61 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) MXN 22570100 28/11/2016 TF 5.50 23/01/2023 -500,000,000 -500,000,000 -23,973,916 -25,570,579 MXN 22570200 26/01/2017 TF 5.50 23/01/2023 -550,000,000 -550,000,000 -26,371,308 -28,127,637 MXN 22570300 09/11/2017 TF 5.50 23/01/2023 -500,000,000 -500,000,000 -23,973,916 -25,570,579 MXN 22570400 27/03/2018 TF 5.50 23/01/2023 -500,000,000 -500,000,000 -23,973,916 -25,570,579 MXN 22570500 23/04/2018 TF 5.50 23/01/2023 -450,000,000 -450,000,000 -21,576,525 -23,013,521 MXN 22570600 02/07/2018 TF 5.50 23/01/2023 -550,000,000 -550,000,000 -26,371,308 -28,127,637 MXN 22570700 07/11/2019 TF 5.50 23/01/2023 -250,000,000 -250,000,000 -11,986,958 -12,785,290 MXN 22570800 04/12/2019 TF 5.50 23/01/2023 -250,000,000 -250,000,000 -11,986,958 -12,785,290 MXN 22570900 09/01/2020 TF 5.50 23/01/2023 -550,000,000 -550,000,000 -26,371,308 -28,127,637 MXN 22571000 16/01/2020 TF 5.50 23/01/2023 -550,000,000 -550,000,000 -26,371,308 -28,127,637 MXN 22571100 11/02/2020 TF 5.50 23/01/2023 -250,000,000 -250,000,000 -11,986,958 -12,785,290 MXN 22571200 19/02/2020 TF 5.50 23/01/2023 -250,000,000 -250,000,000 -11,986,958 -12,785,290 MXN 22571300 26/02/2020 TF 5.50 23/01/2023 -1,500,000,000 -1,500,000,000 -71,921,749 -76,711,738 MXN 22571400 26/02/2020 TF 5.50 23/01/2023 -350,000,000 -350,000,000 -16,781,741 -17,899,405 MXN 22571500 04/03/2020 TF 5.50 23/01/2023 -250,000,000 -250,000,000 -11,986,958 -12,785,290 MXN 22571600 18/09/2020 TF 5.50 23/01/2023 -250,000,000 -250,000,000 -11,986,958 -12,785,290 MXN 22571700 22/10/2020 TF 5.50 23/01/2023 -250,000,000 -250,000,000 -11,986,958 -12,785,290 MXN 22571800 28/01/2021 TF 5.50 23/01/2023 -500,000,000 -500,000,000 -23,973,916 -25,570,579 MXN 22571900 04/02/2021 TF 5.50 23/01/2023 -250,000,000 -250,000,000 -11,986,958 -12,785,290 MXN 22640100 11/01/2017 TF 8.00 11/01/2027 -500,000,000 -500,000,000 -23,973,916 -25,570,579 MXN 22640200 09/02/2018 TF 8.00 11/01/2027 -500,000,000 -500,000,000 -23,973,916 -25,570,579 MXN 22960100 07/04/2017 TF 6.50 07/07/2027 -1,000,000,000 -1,000,000,000 -47,947,833 -51,141,158 MXN 22960200 31/07/2017 TF 6.50 07/07/2027 -750,000,000 -750,000,000 -35,960,875 -38,355,869 13

MXN 22960300 02/02/2018 TF 6.50 07/07/2027 -750,000,000 -750,000,000 -35,960,875 -38,355,869 MXN 22960400 26/01/2022 TF 6.50 07/07/2027 -400,000,000 -400,000,000 -19,179,133 -20,456,463 MXN 23300100 30/01/2018 TF 7.50 30/07/2023 -1,000,000,000 -1,000,000,000 -47,947,833 -51,141,158 MXN 23300200 08/02/2019 TF 7.50 30/07/2023 -500,000,000 -500,000,000 -23,973,916 -25,570,579 MXN 23300300 13/10/2020 TF 7.50 30/07/2023 -350,000,000 -350,000,000 -16,781,741 -17,899,405 MXN 23310100 30/01/2018 TF 7.75 30/01/2025 -1,250,000,000 -1,250,000,000 -59,934,791 -63,926,448 MXN 23310200 21/02/2018 TF 7.75 30/01/2025 -1,250,000,000 -1,250,000,000 -59,934,791 -63,926,448 MXN 23310300 28/02/2018 TF 7.75 30/01/2025 -1,000,000,000 -1,000,000,000 -47,947,833 -51,141,158 MXN 23310400 20/01/2022 TF 7.75 30/01/2025 -250,000,000 -250,000,000 -11,986,958 -12,785,290 MXN 23310500 22/02/2022 TF 7.75 30/01/2025 -250,000,000 -250,000,000 -11,986,958 -12,785,290 MXN 23310600 11/04/2022 TF 7.75 30/01/2025 -250,000,000 -250,000,000 -11,986,958 -12,785,290 MXN 23310700 22/04/2022 TF 7.75 30/01/2025 -250,000,000 -250,000,000 -11,986,958 -12,785,290 MXN 24420100 23/03/2020 TF 5.18 23/03/2023 -40,500,000 -40,500,000 -1,941,887 -2,071,217 MXN 24590100 19/06/2020 TF 4.25 19/06/2024 -1,000,000,000 -1,000,000,000 -47,947,833 -51,141,158 MXN 24590200 14/01/2021 TF 4.25 19/06/2024 -500,000,000 -500,000,000 -23,973,916 -25,570,579 MXN 24590300 18/02/2021 TF 4.25 19/06/2024 -500,000,000 -500,000,000 -23,973,916 -25,570,579 MXN 24590400 09/03/2021 TF 4.25 19/06/2024 -250,000,000 -250,000,000 -11,986,958 -12,785,290 MXN 24590500 03/06/2021 TF 4.25 19/06/2024 -500,000,000 -500,000,000 -23,973,916 -25,570,579 MXN 24590600 19/08/2021 TF 4.25 19/06/2024 -250,000,000 -250,000,000 -11,986,958 -12,785,290 MXN 24590700 16/11/2021 TF 4.25 19/06/2024 -500,000,000 -500,000,000 -23,973,916 -25,570,579 MXN 24590800 21/01/2022 TF 4.25 19/06/2024 -250,000,000 -250,000,000 -11,986,958 -12,785,290 MXN 24590900 21/01/2022 TF 4.25 19/06/2024 -250,000,000 -250,000,000 -11,986,958 -12,785,290 MXN 24591000 01/02/2022 TF 4.25 19/06/2024 -500,000,000 -500,000,000 -23,973,916 -25,570,579 MXN 24591100 19/05/2022 TF 4.25 19/06/2024 -550,000,000 -550,000,000 -26,371,308 -28,127,637 MXN 24990100 16/02/2021 TF 4.50 16/02/2028 -750,000,000 -750,000,000 -35,960,875 -38,355,869 MXN 24990200 04/02/2022 TF 4.50 16/02/2028 -600,000,000 -600,000,000 -28,768,700 -30,684,695 MXN 25650100 30/06/2022 TF 10.22 30/06/2025 -250,000,000 -250,000,000 -11,986,958 -12,785,290 -25,440,500,000.00 -25,440,500,000.00 -1,219,816,839.34 -1,301,056,640.84 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) NOK 09970100 03/11/2005 TF 4.17 03/11/2025 -300,000,000 -300,000,000 -28,533,927 -30,434,286 NOK 09970200 15/01/2010 TF 4.17 03/11/2025 -200,000,000 -200,000,000 -19,022,618 -20,289,524 NOK 20090100 24/05/2013 TF 3.25 24/05/2023 -500,000,000 -500,000,000 -47,556,545 -50,723,811 NOK 20090200 02/06/2014 TF 3.25 24/05/2023 -250,000,000 -250,000,000 -23,778,272 -25,361,905 NOK 20150100 13/06/2013 TF 4.00 13/06/2033 -1,000,000,000 -1,000,000,000 -95,113,089 -101,447,621 NOK 20150200 13/06/2013 TF 4.00 13/06/2033 -1,000,000,000 -1,000,000,000 -95,113,089 -101,447,621 NOK 20920100 02/04/2014 TF 3.25 14/03/2024 -850,000,000 -850,000,000 -80,846,126 -86,230,478 NOK 20920200 19/02/2019 TF 3.25 14/03/2024 -250,000,000 -250,000,000 -23,778,272 -25,361,905 NOK 22730100 26/01/2017 TF 1.50 26/01/2024 -1,000,000,000 -1,000,000,000 -95,113,089 -101,447,621 NOK 22730200 08/06/2017 TF 1.50 26/01/2024 -250,000,000 -250,000,000 -23,778,272 -25,361,905 NOK 22730300 10/07/2017 TF 1.50 26/01/2024 -500,000,000 -500,000,000 -47,556,545 -50,723,811 NOK 22730400 03/09/2018 TF 1.50 26/01/2024 -250,000,000 -250,000,000 -23,778,272 -25,361,905 NOK 22730500 19/10/2018 TF 1.50 26/01/2024 -250,000,000 -250,000,000 -23,778,272 -25,361,905 NOK 22730600 06/11/2018 TF 1.50 26/01/2024 -250,000,000 -250,000,000 -23,778,272 -25,361,905 NOK 22730700 20/11/2018 TF 1.50 26/01/2024 -500,000,000 -500,000,000 -47,556,545 -50,723,811 NOK 22730800 18/01/2019 TF 1.50 26/01/2024 -1,000,000,000 -1,000,000,000 -95,113,089 -101,447,621 NOK 22730900 14/02/2019 TF 1.50 26/01/2024 -250,000,000 -250,000,000 -23,778,272 -25,361,905 NOK 22731000 10/04/2019 TF 1.50 26/01/2024 -250,000,000 -250,000,000 -23,778,272 -25,361,905 NOK 22731100 24/04/2019 TF 1.50 26/01/2024 -500,000,000 -500,000,000 -47,556,545 -50,723,811 NOK 22731200 02/05/2019 TF 1.50 26/01/2024 -1,000,000,000 -1,000,000,000 -95,113,089 -101,447,621 NOK 22731300 23/05/2019 TF 1.50 26/01/2024 -250,000,000 -250,000,000 -23,778,272 -25,361,905 NOK 22731400 07/06/2019 TF 1.50 26/01/2024 -500,000,000 -500,000,000 -47,556,545 -50,723,811 NOK 22731500 05/07/2019 TF 1.50 26/01/2024 -250,000,000 -250,000,000 -23,778,272 -25,361,905 NOK 22731600 15/07/2019 TF 1.50 26/01/2024 -500,000,000 -500,000,000 -47,556,545 -50,723,811 NOK 22731700 22/07/2019 TF 1.50 26/01/2024 -250,000,000 -250,000,000 -23,778,272 -25,361,905 NOK 22731800 02/08/2019 TF 1.50 26/01/2024 -250,000,000 -250,000,000 -23,778,272 -25,361,905 NOK 22731900 09/08/2019 TF 1.50 26/01/2024 -250,000,000 -250,000,000 -23,778,272 -25,361,905 NOK 22732000 04/09/2019 TF 1.50 26/01/2024 -500,000,000 -500,000,000 -47,556,545 -50,723,811 NOK 22732100 17/09/2019 TF 1.50 26/01/2024 -250,000,000 -250,000,000 -23,778,272 -25,361,905 NOK 22732200 19/09/2019 TF 1.50 26/01/2024 -250,000,000 -250,000,000 -23,778,272 -25,361,905 NOK 22732300 08/11/2019 TF 1.50 26/01/2024 -500,000,000 -500,000,000 -47,556,545 -50,723,811 NOK 22732400 25/11/2019 TF 1.50 26/01/2024 -250,000,000 -250,000,000 -23,778,272 -25,361,905 NOK 22732500 21/01/2020 TF 1.50 26/01/2024 -500,000,000 -500,000,000 -47,556,545 -50,723,811 NOK 22732600 31/01/2020 TF 1.50 26/01/2024 -500,000,000 -500,000,000 -47,556,545 -50,723,811 NOK 22732700 10/02/2020 TF 1.50 26/01/2024 -250,000,000 -250,000,000 -23,778,272 -25,361,905 NOK 22790100 09/02/2017 TF 2.25 09/02/2037 -750,000,000 -750,000,000 -71,334,817 -76,085,716 NOK 23340100 06/03/2018 TV 4.92 06/03/2023 -1,250,000,000 -1,250,000,000 -118,891,362 -126,809,527 14

NOK 23340200 06/03/2018 TV 4.92 06/03/2023 -750,000,000 -750,000,000 -71,334,817 -76,085,716 NOK 23340300 07/05/2018 TV 4.92 06/03/2023 -1,000,000,000 -1,000,000,000 -95,113,089 -101,447,621 NOK 23340400 27/02/2019 TV 4.92 06/03/2023 -1,000,000,000 -1,000,000,000 -95,113,089 -101,447,621 NOK 23570100 24/07/2018 TF 1.65 24/07/2023 -500,000,000 -500,000,000 -47,556,545 -50,723,811 NOK 23570200 26/04/2019 TF 1.65 24/07/2023 -500,000,000 -500,000,000 -47,556,545 -50,723,811 NOK 23760100 15/02/2019 TV 4.86 15/02/2024 -1,000,000,000 -1,000,000,000 -95,113,089 -101,447,621 NOK 23760200 15/02/2019 TV 4.86 15/02/2024 -500,000,000 -500,000,000 -47,556,545 -50,723,811 NOK 23760300 15/02/2019 TV 4.86 15/02/2024 -500,000,000 -500,000,000 -47,556,545 -50,723,811 NOK 23760400 26/02/2019 TV 4.86 15/02/2024 -1,000,000,000 -1,000,000,000 -95,113,089 -101,447,621 NOK 24220100 15/01/2020 TF 1.75 13/03/2025 -3,500,000,000 -3,500,000,000 -332,895,813 -355,066,674 NOK 24220200 28/05/2020 TF 1.75 13/03/2025 -500,000,000 -500,000,000 -47,556,545 -50,723,811 NOK 24220300 29/04/2021 TF 1.75 13/03/2025 -1,000,000,000 -1,000,000,000 -95,113,089 -101,447,621 NOK 24480100 24/04/2020 TF 0.63 24/04/2023 -1,500,000,000 -1,500,000,000 -142,669,634 -152,171,432 NOK 24480200 24/04/2020 TF 0.63 24/04/2023 -500,000,000 -500,000,000 -47,556,545 -50,723,811 NOK 24780100 21/10/2020 TV 4.84 21/10/2025 -3,000,000,000 -3,000,000,000 -285,339,268 -304,342,864 NOK 24780200 26/07/2021 TV 4.84 21/10/2025 -1,000,000,000 -1,000,000,000 -95,113,089 -101,447,621 NOK 25040100 25/02/2021 TF 1.65 25/02/2036 -950,000,000 -950,000,000 -90,357,435 -96,375,240 NOK 25160100 06/05/2021 TF 1.25 17/02/2027 -1,500,000,000 -1,500,000,000 -142,669,634 -152,171,432 NOK 25160200 30/06/2021 TF 1.25 17/02/2027 -500,000,000 -500,000,000 -47,556,545 -50,723,811 NOK 25160300 06/09/2022 TF 1.25 17/02/2027 -1,000,000,000 -1,000,000,000 -95,113,089 -101,447,621 NOK 25250100 09/06/2021 TF 0.75 09/09/2024 -2,000,000,000 -2,000,000,000 -190,226,179 -202,895,242 NOK 25790100 09/11/2022 TF 3.75 09/05/2028 -2,000,000,000 -2,000,000,000 -190,226,179 -202,895,242 -43,300,000,000.00 -43,300,000,000.00 -4,118,396,773.78 -4,392,681,998.91 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) NZD 23360100 15/03/2018 TF 3.00 15/03/2023 -200,000,000 -200,000,000 -119,061,793 -126,991,308 NZD 25240100 16/06/2021 TF 1.88 16/06/2028 -250,000,000 -250,000,000 -148,827,241 -158,739,136 NZD 25670100 22/07/2022 TF 4.00 22/07/2027 -475,000,000 -475,000,000 -282,771,759 -301,604,358 -925,000,000.00 -925,000,000.00 -550,660,792.95 -587,334,801.76 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) PLN 22420100 29/09/2016 TF 2.75 25/08/2026 -900,000,000 -900,000,000 -192,274,825 -205,080,328 PLN 22420200 29/09/2016 TF 2.75 25/08/2026 -200,000,000 -200,000,000 -42,727,739 -45,573,406 PLN 22420300 23/03/2017 TF 2.75 25/08/2026 -900,000,000 -900,000,000 -192,274,825 -205,080,328 PLN 22420400 27/11/2017 TF 2.75 25/08/2026 -500,000,000 -500,000,000 -106,819,347 -113,933,516 PLN 22420500 29/10/2018 TF 2.75 25/08/2026 -750,000,000 -750,000,000 -160,229,021 -170,900,273 PLN 22420600 08/06/2020 TF 2.75 25/08/2026 -500,000,000 -500,000,000 -106,819,347 -113,933,516 PLN 22420700 05/08/2020 TF 2.75 25/08/2026 -750,000,000 -750,000,000 -160,229,021 -170,900,273 PLN 22420800 13/10/2020 TF 2.75 25/08/2026 -400,000,000 -400,000,000 -85,455,478 -91,146,813 PLN 22420900 28/10/2020 TF 2.75 25/08/2026 -1,500,000,000 -1,500,000,000 -320,458,041 -341,800,547 PLN 22421000 26/11/2020 TF 2.75 25/08/2026 -1,000,000,000 -1,000,000,000 -213,638,694 -227,867,031 PLN 22421100 04/06/2021 TF 2.75 25/08/2026 -600,000,000 -600,000,000 -128,183,217 -136,720,219 PLN 23030100 07/06/2017 TF 3.00 24/05/2024 -1,500,000,000 -1,500,000,000 -320,458,041 -341,800,547 PLN 23030200 19/11/2018 TF 3.00 24/05/2024 -500,000,000 -500,000,000 -106,819,347 -113,933,516 PLN 23030300 30/04/2019 TF 3.00 24/05/2024 -500,000,000 -500,000,000 -106,819,347 -113,933,516 PLN 23030400 25/07/2019 TF 3.00 24/05/2024 -1,000,000,000 -1,000,000,000 -213,638,694 -227,867,031 PLN 23030500 21/11/2019 TF 3.00 24/05/2024 -500,000,000 -500,000,000 -106,819,347 -113,933,516 PLN 23030600 06/02/2020 TF 3.00 24/05/2024 -500,000,000 -500,000,000 -106,819,347 -113,933,516 PLN 23030700 08/06/2020 TF 3.00 24/05/2024 -1,000,000,000 -1,000,000,000 -213,638,694 -227,867,031 PLN 23030800 22/07/2020 TF 3.00 24/05/2024 -750,000,000 -750,000,000 -160,229,021 -170,900,273 PLN 23030900 22/03/2021 TF 3.00 24/05/2024 -1,000,000,000 -1,000,000,000 -213,638,694 -227,867,031 PLN 23031000 28/09/2021 TF 3.00 24/05/2024 -750,000,000 -750,000,000 -160,229,021 -170,900,273 PLN 23390100 19/03/2018 TV 7.50 25/02/2025 -1,500,000,000 -1,500,000,000 -320,458,041 -341,800,547 PLN 23390200 12/06/2018 TV 7.50 25/02/2025 -1,000,000,000 -1,000,000,000 -213,638,694 -227,867,031 PLN 23390300 21/08/2018 TV 7.50 25/02/2025 -500,000,000 -500,000,000 -106,819,347 -113,933,516 PLN 23390400 19/03/2019 TV 7.50 25/02/2025 -1,250,000,000 -1,250,000,000 -267,048,368 -284,833,789 PLN 23390500 07/07/2020 TV 7.50 25/02/2025 -1,000,000,000 -1,000,000,000 -213,638,694 -227,867,031 PLN 23390600 29/09/2021 TV 7.50 25/02/2025 -500,000,000 -500,000,000 -106,819,347 -113,933,516 PLN 23850100 22/03/2019 TF 3.00 25/11/2029 -1,000,000,000 -1,000,000,000 -213,638,694 -227,867,031 PLN 23850200 09/07/2019 TF 3.00 25/11/2029 -500,000,000 -500,000,000 -106,819,347 -113,933,516 PLN 23850300 25/09/2020 TF 3.00 25/11/2029 -250,000,000 -250,000,000 -53,409,674 -56,966,758 PLN 23850400 12/10/2020 TF 3.00 25/11/2029 -350,000,000 -350,000,000 -74,773,543 -79,753,461 PLN 23850500 27/01/2022 TF 3.00 25/11/2029 -1,100,000,000 -1,100,000,000 -235,002,564 -250,653,734 PLN 23850600 22/02/2022 TF 3.00 25/11/2029 -250,000,000 -250,000,000 -53,409,674 -56,966,758 PLN 23930100 23/05/2019 TF 2.88 15/11/2029 -1,000,000,000 -1,000,000,000 -213,638,694 -227,867,031 PLN 25030100 25/02/2021 TF 1.00 25/02/2028 -1,500,000,000 -1,500,000,000 -320,458,041 -341,800,547 15

PLN 25140100 26/04/2021 TF 1.00 15/02/2027 -1,250,000,000 -1,250,000,000 -267,048,368 -284,833,789 PLN 25710100 06/09/2022 TF 8.05 06/09/2023 -1,050,000,000 -1,050,000,000 -224,320,629 -239,260,383 PLN 25710200 06/09/2022 TF 8.05 06/09/2023 -700,000,000 -700,000,000 -149,547,086 -159,506,922 PLN 25710300 30/09/2022 TF 8.05 06/09/2023 -750,000,000 -750,000,000 -160,229,021 -170,900,273 PLN 25760100 04/10/2022 TF 7.00 25/09/2025 -600,000,000 -600,000,000 -128,183,217 -136,720,219 PLN 25770100 14/10/2022 TF 7.00 25/11/2037 -100,000,000 -100,000,000 -21,363,869 -22,786,703 -32,150,000,000.00 -32,150,000,000.00 -6,868,484,019.81 -7,325,925,055.53 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) RON 25280100 07/07/2021 TF 2.23 07/07/2026 -103,000,000 -103,000,000 -20,810,183 -22,196,141 -103,000,000.00 -103,000,000.00 -20,810,182.85 -22,196,141.03 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) RUB 24610100 17/07/2020 TF 3.75 17/07/2024 -1,500,000,000 -725,000,000 -9,428,319 -10,056,245 RUB 24610200 13/01/2021 TF 3.75 17/07/2024 -1,500,000,000 -1,500,000,000 -19,506,866 -20,806,024 RUB 24610300 08/04/2021 TF 3.75 17/07/2024 -1,000,000,000 -1,000,000,000 -13,004,578 -13,870,682 RUB 24610400 25/10/2021 TF 3.75 17/07/2024 -1,500,000,000 -1,500,000,000 -19,506,866 -20,806,024 RUB 25010100 16/02/2021 TF 4.25 16/02/2026 -3,000,000,000 -1,885,000,000 -24,513,629 -26,146,236 -8,500,000,000.00 -6,610,000,000.00 -85,960,258.02 -91,685,211.20 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) SEK 08910100 10/06/2005 TF 3.65 10/06/2025 -300,000,000 -300,000,000 -26,974,051 -28,770,523 SEK 08910200 17/08/2012 TF 3.65 10/06/2025 -200,000,000 -200,000,000 -17,982,701 -19,180,349 SEK 08910300 11/09/2012 TF 3.65 10/06/2025 -300,000,000 -300,000,000 -26,974,051 -28,770,523 SEK 13130100 02/04/2007 TF 4.00 01/12/2028 -400,000,000 -400,000,000 -35,965,401 -38,360,697 SEK 13130200 02/04/2007 TF 4.00 01/12/2028 -125,000,000 -125,000,000 -11,239,188 -11,987,718 SEK 13280100 14/05/2007 TV 3.50 01/12/2028 -750,000,000 -750,000,000 -67,435,127 -71,926,307 SEK 13280200 15/06/2007 TV 3.50 01/12/2028 -500,000,000 -500,000,000 -44,956,752 -47,950,871 SEK 13280300 22/12/2009 TV 3.50 01/12/2028 -310,000,000 -310,000,000 -27,873,186 -29,729,540 SEK 18530100 17/06/2011 TF 4.38 30/03/2039 -1,000,000,000 -1,000,000,000 -89,913,503 -95,901,743 SEK 18530200 30/06/2011 TF 4.38 30/03/2039 -1,000,000,000 -1,000,000,000 -89,913,503 -95,901,743 SEK 18730100 18/08/2011 TF 3.50 18/08/2031 -1,000,000,000 -1,000,000,000 -89,913,503 -95,901,743 SEK 19320100 19/04/2012 TF 3.75 01/06/2032 -2,000,000,000 -2,000,000,000 -179,827,006 -191,803,485 SEK 19320200 26/04/2012 TF 3.75 01/06/2032 -1,200,000,000 -1,200,000,000 -107,896,204 -115,082,091 SEK 19320300 06/07/2012 TF 3.75 01/06/2032 -200,000,000 -200,000,000 -17,982,701 -19,180,349 SEK 19320400 19/10/2012 TF 3.75 01/06/2032 -300,000,000 -300,000,000 -26,974,051 -28,770,523 SEK 19320500 26/08/2016 TF 3.75 01/06/2032 -350,000,000 -350,000,000 -31,469,726 -33,565,610 SEK 19650100 13/11/2012 TF 2.75 13/11/2023 -750,000,000 -750,000,000 -67,435,127 -71,926,307 SEK 19650200 17/02/2016 TF 2.75 13/11/2023 -300,000,000 -300,000,000 -26,974,051 -28,770,523 SEK 19650300 15/03/2016 TF 2.75 13/11/2023 -375,000,000 -375,000,000 -33,717,564 -35,963,153 SEK 19650400 23/09/2016 TF 2.75 13/11/2023 -250,000,000 -250,000,000 -22,478,376 -23,975,436 SEK 19650500 23/09/2016 TF 2.75 13/11/2023 -250,000,000 -250,000,000 -22,478,376 -23,975,436 SEK 19650600 12/10/2016 TF 2.75 13/11/2023 -250,000,000 -250,000,000 -22,478,376 -23,975,436 SEK 21520100 23/01/2015 TF 1.25 12/05/2025 -800,000,000 -800,000,000 -71,930,803 -76,721,394 SEK 21520200 06/03/2015 TF 1.25 12/05/2025 -250,000,000 -250,000,000 -22,478,376 -23,975,436 SEK 21520300 01/04/2015 TF 1.25 12/05/2025 -450,000,000 -450,000,000 -40,461,076 -43,155,784 SEK 21520400 24/04/2015 TF 1.25 12/05/2025 -850,000,000 -850,000,000 -76,426,478 -81,516,481 SEK 21520500 22/01/2016 TF 1.25 12/05/2025 -250,000,000 -250,000,000 -22,478,376 -23,975,436 SEK 21520600 22/07/2016 TF 1.25 12/05/2025 -250,000,000 -250,000,000 -22,478,376 -23,975,436 SEK 21520700 05/08/2016 TF 1.25 12/05/2025 -250,000,000 -250,000,000 -22,478,376 -23,975,436 SEK 21520800 24/08/2016 TF 1.25 12/05/2025 -250,000,000 -250,000,000 -22,478,376 -23,975,436 SEK 21520900 13/09/2016 TF 1.25 12/05/2025 -250,000,000 -250,000,000 -22,478,376 -23,975,436 SEK 21521000 06/10/2016 TF 1.25 12/05/2025 -250,000,000 -250,000,000 -22,478,376 -23,975,436 SEK 21521100 09/02/2017 TF 1.25 12/05/2025 -600,000,000 -600,000,000 -53,948,102 -57,541,046 SEK 21521200 22/02/2017 TF 1.25 12/05/2025 -250,000,000 -250,000,000 -22,478,376 -23,975,436 SEK 21521300 31/05/2017 TF 1.25 12/05/2025 -1,500,000,000 -1,500,000,000 -134,870,255 -143,852,614 SEK 21521400 22/06/2017 TF 1.25 12/05/2025 -250,000,000 -250,000,000 -22,478,376 -23,975,436 SEK 21521500 08/11/2017 TF 1.25 12/05/2025 -500,000,000 -500,000,000 -44,956,752 -47,950,871 SEK 21521600 17/01/2018 TF 1.25 12/05/2025 -750,000,000 -750,000,000 -67,435,127 -71,926,307 SEK 21521700 08/03/2018 TF 1.25 12/05/2025 -750,000,000 -750,000,000 -67,435,127 -71,926,307 SEK 21521800 05/04/2019 TF 1.25 12/05/2025 -500,000,000 -500,000,000 -44,956,752 -47,950,871 SEK 21521900 05/06/2019 TF 1.25 12/05/2025 -500,000,000 -500,000,000 -44,956,752 -47,950,871 SEK 21522000 22/07/2019 TF 1.25 12/05/2025 -250,000,000 -250,000,000 -22,478,376 -23,975,436 SEK 22060100 21/01/2016 TF 1.75 12/11/2026 -1,000,000,000 -1,000,000,000 -89,913,503 -95,901,743 SEK 22060200 04/02/2016 TF 1.75 12/11/2026 -250,000,000 -250,000,000 -22,478,376 -23,975,436 16

SEK 22060300 22/07/2016 TF 1.75 12/11/2026 -250,000,000 -250,000,000 -22,478,376 -23,975,436 SEK 22060400 05/08/2016 TF 1.75 12/11/2026 -250,000,000 -250,000,000 -22,478,376 -23,975,436 SEK 22060500 22/08/2016 TF 1.75 12/11/2026 -250,000,000 -250,000,000 -22,478,376 -23,975,436 SEK 22060600 13/09/2016 TF 1.75 12/11/2026 -250,000,000 -250,000,000 -22,478,376 -23,975,436 SEK 22060700 23/01/2017 TF 1.75 12/11/2026 -250,000,000 -250,000,000 -22,478,376 -23,975,436 SEK 22060800 15/03/2017 TF 1.75 12/11/2026 -250,000,000 -250,000,000 -22,478,376 -23,975,436 SEK 22060900 09/10/2017 TF 1.75 12/11/2026 -250,000,000 -250,000,000 -22,478,376 -23,975,436 SEK 22061000 21/11/2017 TF 1.75 12/11/2026 -250,000,000 -250,000,000 -22,478,376 -23,975,436 SEK 22061100 30/01/2018 TF 1.75 12/11/2026 -200,000,000 -200,000,000 -17,982,701 -19,180,349 SEK 22870100 02/03/2017 TF 1.50 02/03/2027 -500,000,000 -500,000,000 -44,956,752 -47,950,871 SEK 22870200 02/03/2017 TF 1.50 02/03/2027 -250,000,000 -250,000,000 -22,478,376 -23,975,436 SEK 22870300 15/05/2017 TF 1.50 02/03/2027 -250,000,000 -250,000,000 -22,478,376 -23,975,436 SEK 22870400 16/08/2017 TF 1.50 02/03/2027 -250,000,000 -250,000,000 -22,478,376 -23,975,436 SEK 22870500 30/08/2017 TF 1.50 02/03/2027 -500,000,000 -500,000,000 -44,956,752 -47,950,871 SEK 22870600 22/01/2018 TF 1.50 02/03/2027 -750,000,000 -750,000,000 -67,435,127 -71,926,307 SEK 22930100 21/03/2017 TF 2.13 21/03/2040 -800,000,000 -800,000,000 -71,930,803 -76,721,394 SEK 22930200 18/01/2018 TF 2.13 21/03/2040 -350,000,000 -350,000,000 -31,469,726 -33,565,610 SEK 22930300 06/03/2018 TF 2.13 21/03/2040 -400,000,000 -400,000,000 -35,965,401 -38,360,697 SEK 23210100 22/01/2018 TF 1.38 12/05/2028 -1,000,000,000 -1,000,000,000 -89,913,503 -95,901,743 SEK 23210200 01/02/2018 TF 1.38 12/05/2028 -1,000,000,000 -1,000,000,000 -89,913,503 -95,901,743 SEK 23210300 23/03/2018 TF 1.38 12/05/2028 -250,000,000 -250,000,000 -22,478,376 -23,975,436 SEK 23210400 26/04/2018 TF 1.38 12/05/2028 -500,000,000 -500,000,000 -44,956,752 -47,950,871 SEK 23210500 04/06/2018 TF 1.38 12/05/2028 -250,000,000 -250,000,000 -22,478,376 -23,975,436 SEK 23210600 03/09/2018 TF 1.38 12/05/2028 -250,000,000 -250,000,000 -22,478,376 -23,975,436 SEK 23210700 12/09/2018 TF 1.38 12/05/2028 -500,000,000 -500,000,000 -44,956,752 -47,950,871 SEK 23210800 10/01/2019 TF 1.38 12/05/2028 -250,000,000 -250,000,000 -22,478,376 -23,975,436 SEK 23210900 09/04/2019 TF 1.38 12/05/2028 -250,000,000 -250,000,000 -22,478,376 -23,975,436 SEK 23211000 15/05/2019 TF 1.38 12/05/2028 -250,000,000 -250,000,000 -22,478,376 -23,975,436 SEK 23211100 15/07/2019 TF 1.38 12/05/2028 -400,000,000 -400,000,000 -35,965,401 -38,360,697 SEK 23270100 30/01/2018 TF 0.88 30/01/2025 -1,500,000,000 -1,500,000,000 -134,870,255 -143,852,614 SEK 23270200 23/03/2018 TF 0.88 30/01/2025 -300,000,000 -300,000,000 -26,974,051 -28,770,523 SEK 23270300 22/01/2020 TF 0.88 30/01/2025 -1,200,000,000 -1,200,000,000 -107,896,204 -115,082,091 SEK 23750100 30/01/2019 TF 1.25 12/11/2029 -1,000,000,000 -1,000,000,000 -89,913,503 -95,901,743 SEK 23750200 08/04/2019 TF 1.25 12/11/2029 -250,000,000 -250,000,000 -22,478,376 -23,975,436 SEK 23750300 13/05/2019 TF 1.25 12/11/2029 -250,000,000 -250,000,000 -22,478,376 -23,975,436 SEK 23890100 08/05/2019 TF 1.19 08/05/2031 -500,000,000 -500,000,000 -44,956,752 -47,950,871 SEK 24080100 19/09/2019 TF 0.13 21/09/2026 -2,000,000,000 -2,000,000,000 -179,827,006 -191,803,485 SEK 24200100 02/12/2019 TF 0.75 02/12/2033 -250,000,000 -250,000,000 -22,478,376 -23,975,436 SEK 24200200 28/01/2020 TF 0.75 02/12/2033 -400,000,000 -400,000,000 -35,965,401 -38,360,697 SEK 24280100 17/01/2020 TF 0.13 17/01/2023 -3,000,000,000 -3,000,000,000 -269,740,510 -287,705,228 SEK 24280200 07/05/2020 TF 0.13 17/01/2023 -2,000,000,000 -2,000,000,000 -179,827,006 -191,803,485 SEK 24450100 14/04/2020 TF 0.28 15/05/2023 -3,000,000,000 -3,000,000,000 -269,740,510 -287,705,228 SEK 24670100 17/09/2020 TF 0.38 17/09/2030 -1,600,000,000 -1,600,000,000 -143,861,605 -153,442,788 SEK 24670200 25/09/2020 TF 0.38 17/09/2030 -450,000,000 -450,000,000 -40,461,076 -43,155,784 SEK 24670300 30/09/2020 TF 0.38 17/09/2030 -950,000,000 -950,000,000 -85,417,828 -91,106,655 SEK 24670400 12/07/2021 TF 0.38 17/09/2030 -500,000,000 -500,000,000 -44,956,752 -47,950,871 SEK 24670500 22/07/2021 TF 0.38 17/09/2030 -300,000,000 -300,000,000 -26,974,051 -28,770,523 SEK 25110100 23/03/2021 TF 0.25 23/03/2026 -1,500,000,000 -1,500,000,000 -134,870,255 -143,852,614 SEK 25780100 07/11/2022 TF 3.25 07/11/2027 -1,500,000,000 -1,500,000,000 -134,870,255 -143,852,614 -56,660,000,000.00 -56,660,000,000.00 -5,094,499,091.69 -5,433,792,731.20 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) TRY 21100100 29/04/2014 TF 10.50 29/04/2024 -75,000,000 -75,000,000 -3,756,593 -4,006,782 TRY 21100200 23/03/2015 TF 10.50 29/04/2024 -75,000,000 -75,000,000 -3,756,593 -4,006,782 TRY 21100300 05/11/2015 TF 10.50 29/04/2024 -75,000,000 -75,000,000 -3,756,593 -4,006,782 TRY 21100400 18/01/2017 TF 10.50 29/04/2024 -100,000,000 -100,000,000 -5,008,790 -5,342,376 TRY 21100500 10/04/2017 TF 10.50 29/04/2024 -100,000,000 -100,000,000 -5,008,790 -5,342,376 TRY 21100600 22/01/2018 TF 10.50 29/04/2024 -100,000,000 -100,000,000 -5,008,790 -5,342,376 TRY 21100700 16/03/2018 TF 10.50 29/04/2024 -100,000,000 -100,000,000 -5,008,790 -5,342,376 TRY 21100800 16/07/2018 TF 10.50 29/04/2024 -100,000,000 -100,000,000 -5,008,790 -5,342,376 TRY 21100900 14/08/2018 TF 10.50 29/04/2024 -200,000,000 -200,000,000 -10,017,581 -10,684,752 TRY 21400100 03/10/2014 TF 9.25 03/10/2024 -100,000,000 -100,000,000 -5,008,790 -5,342,376 TRY 21400200 08/06/2015 TF 9.25 03/10/2024 -100,000,000 -100,000,000 -5,008,790 -5,342,376 TRY 21400300 05/11/2015 TF 9.25 03/10/2024 -100,000,000 -100,000,000 -5,008,790 -5,342,376 TRY 21400400 01/04/2016 TF 9.25 03/10/2024 -100,000,000 -100,000,000 -5,008,790 -5,342,376 TRY 21400500 20/07/2016 TF 9.25 03/10/2024 -100,000,000 -100,000,000 -5,008,790 -5,342,376 TRY 21400600 27/10/2016 TF 9.25 03/10/2024 -100,000,000 -100,000,000 -5,008,790 -5,342,376 17

TRY 21400700 17/11/2016 TF 9.25 03/10/2024 -100,000,000 -100,000,000 -5,008,790 -5,342,376 TRY 21400800 10/01/2017 TF 9.25 03/10/2024 -100,000,000 -100,000,000 -5,008,790 -5,342,376 TRY 21400900 25/01/2017 TF 9.25 03/10/2024 -100,000,000 -100,000,000 -5,008,790 -5,342,376 TRY 21401000 09/02/2017 TF 9.25 03/10/2024 -100,000,000 -100,000,000 -5,008,790 -5,342,376 TRY 21401100 28/02/2017 TF 9.25 03/10/2024 -100,000,000 -100,000,000 -5,008,790 -5,342,376 TRY 21401200 04/05/2017 TF 9.25 03/10/2024 -200,000,000 -200,000,000 -10,017,581 -10,684,752 TRY 21401300 01/06/2017 TF 9.25 03/10/2024 -200,000,000 -200,000,000 -10,017,581 -10,684,752 TRY 21401400 13/06/2017 TF 9.25 03/10/2024 -100,000,000 -100,000,000 -5,008,790 -5,342,376 TRY 21401500 13/11/2017 TF 9.25 03/10/2024 -150,000,000 -150,000,000 -7,513,186 -8,013,564 TRY 21401600 13/12/2017 TF 9.25 03/10/2024 -150,000,000 -150,000,000 -7,513,186 -8,013,564 TRY 21401700 16/01/2018 TF 9.25 03/10/2024 -100,000,000 -100,000,000 -5,008,790 -5,342,376 TRY 21401800 14/03/2018 TF 9.25 03/10/2024 -150,000,000 -150,000,000 -7,513,186 -8,013,564 TRY 21401900 10/08/2018 TF 9.25 03/10/2024 -100,000,000 -100,000,000 -5,008,790 -5,342,376 TRY 21402000 30/10/2018 TF 9.25 03/10/2024 -300,000,000 -300,000,000 -15,026,371 -16,027,128 TRY 22220100 08/04/2016 TF 10.34 05/04/2024 -152,857,275 -205,342,313 -10,285,166 -10,970,158 TRY 22220200 20/01/2017 TF 10.97 05/04/2024 -148,578,137 -203,023,340 -10,169,014 -10,846,270 TRY 22810100 16/02/2017 TF 10.16 16/02/2027 -138,340,115 -184,932,420 -9,262,877 -9,879,785 TRY 23440100 20/04/2018 TF 11.00 20/04/2026 -100,000,000 -100,000,000 -5,008,790 -5,342,376 TRY 23440200 15/11/2018 TF 11.00 20/04/2026 -250,000,000 -250,000,000 -12,521,976 -13,355,940 TRY 23580100 01/08/2018 TF 16.00 01/08/2023 -100,000,000 -100,000,000 -5,008,790 -5,342,376 TRY 23600100 03/08/2018 TF 17.00 03/02/2023 -150,000,000 -150,000,000 -7,513,186 -8,013,564 TRY 23600200 09/11/2018 TF 17.00 03/02/2023 -300,000,000 -300,000,000 -15,026,371 -16,027,128 -4,814,775,526.58 -4,968,298,073.48 -248,851,638.34 -265,425,157.45 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) USD 00730100 06/11/1996 TF 7.02 06/11/2026 -107,903,876 -107,903,876 -101,166,206 -107,903,876 USD 00730200 07/04/1998 TF 6.07 06/11/2026 -55,644,600 -55,644,600 -52,170,073 -55,644,600 USD 11070100 02/03/2006 TF 4.88 15/02/2036 -1,000,000,000 -1,000,000,000 -937,558,597 -1,000,000,000 USD 11410100 22/03/2006 TF 5.14 14/04/2025 -60,030,544 -69,902,774 -65,537,947 -69,902,774 USD 11420100 22/03/2006 TF 5.14 13/06/2025 -58,771,847 -68,437,080 -64,163,772 -68,437,080 USD 11430100 22/03/2006 TF 5.14 12/09/2025 -58,771,847 -68,437,080 -64,163,772 -68,437,080 USD 11440100 22/03/2006 TF 5.14 12/12/2025 -57,281,331 -66,711,199 -62,545,658 -66,711,199 USD 11450100 22/03/2006 TF 5.14 14/04/2026 -133,689,317 -155,697,755 -145,975,768 -155,697,755 USD 11460100 22/03/2006 TF 5.14 12/06/2026 -130,883,502 -152,430,036 -142,912,091 -152,430,036 USD 11470100 22/03/2006 TF 5.14 14/09/2026 -130,883,502 -152,430,036 -142,912,091 -152,430,036 USD 11480100 22/03/2006 TF 5.14 14/12/2026 -127,600,967 -148,607,118 -139,327,881 -148,607,118 USD 14590100 09/07/2008 TF 4.85 09/07/2058 -77,041,217 -88,809,686 -83,264,285 -88,809,686 USD 14590200 20/08/2008 TF 4.78 09/07/2058 -43,628,085 -50,194,728 -47,060,499 -50,194,728 USD 16310100 05/10/2009 TF 4.43 05/10/2039 -56,732,022 -64,610,649 -60,576,269 -64,610,649 USD 16410100 12/11/2009 TF 4.50 12/11/2039 -77,952,856 -88,957,159 -83,402,550 -88,957,159 USD 16650100 22/01/2010 TF 4.68 22/01/2030 -66,510,748 -76,292,698 -71,528,875 -76,292,698 USD 17330100 17/06/2010 TF 2.00 17/06/2040 -50,000,000 -50,000,000 -46,877,930 -50,000,000 USD 17340100 17/06/2010 TF 2.00 17/06/2040 -50,000,000 -50,000,000 -46,877,930 -50,000,000 USD 17460100 26/07/2010 TF 1.96 26/07/2040 -322,175,307 -311,875,248 -292,401,320 -311,875,248 USD 20660100 29/01/2014 TF 3.25 29/01/2024 -3,500,000,000 -3,500,000,000 -3,281,455,091 -3,500,000,000 USD 20660200 10/10/2018 TF 3.25 29/01/2024 -1,000,000,000 -1,000,000,000 -937,558,597 -1,000,000,000 USD 20780100 17/03/2014 TV 0.00 17/03/2034 -35,000,000 -35,000,000 -32,814,551 -35,000,000 USD 21440100 15/10/2014 TF 2.50 15/10/2024 -1,000,000,000 -1,000,000,000 -937,558,597 -1,000,000,000 USD 21590100 10/02/2015 TF 1.88 10/02/2025 -3,000,000,000 -3,000,000,000 -2,812,675,792 -3,000,000,000 USD 22200100 20/04/2016 TF 3.24 20/04/2046 -220,076,660 -242,168,670 -227,047,319 -242,168,670 USD 22260100 13/04/2016 TF 2.13 13/04/2026 -1,500,000,000 -1,500,000,000 -1,406,337,896 -1,500,000,000 USD 22520100 09/11/2016 TF 3.45 09/11/2046 -56,525,000 -63,050,000 -59,113,070 -63,050,000 USD 22550100 21/11/2016 TF 1.50 21/11/2026 -290,856,000 -290,856,000 -272,694,543 -290,856,000 USD 22600100 13/12/2016 TF 3.70 13/12/2046 -130,000,000 -130,000,000 -121,882,618 -130,000,000 USD 22630100 29/12/2016 TV 2.59 29/12/2026 -79,968,000 -79,968,000 -74,974,686 -79,968,000 USD 22830100 16/02/2017 TV 2.00 16/02/2024 -279,186,000 -261,186,000 -244,877,180 -261,186,000 USD 22980100 28/04/2017 TV 2.50 28/04/2024 -42,390,000 -42,390,000 -39,743,109 -42,390,000 USD 23010100 24/05/2017 TF 2.38 24/05/2027 -1,500,000,000 -1,500,000,000 -1,406,337,896 -1,500,000,000 USD 23200100 17/01/2018 TF 2.50 15/03/2023 -5,000,000,000 -5,000,000,000 -4,687,792,987 -5,000,000,000 USD 23240100 19/01/2018 TV 4.33 19/01/2023 -1,000,000,000 -1,000,000,000 -937,558,597 -1,000,000,000 USD 23260100 24/01/2018 TV 5.06 24/01/2025 -37,472,832 -37,472,832 -35,132,976 -37,472,832 USD 23260200 10/07/2019 TV 5.37 24/01/2025 -15,547,703 -15,547,703 -14,576,883 -15,547,703 USD 23260300 13/10/2020 TV 5.58 24/01/2025 -13,589,726 -13,589,726 -12,741,165 -13,589,726 USD 23260400 25/01/2021 TV 5.33 24/01/2025 -42,735,043 -42,735,043 -40,066,607 -42,735,043 USD 23260500 18/02/2021 TV 5.31 24/01/2025 -16,428,571 -16,428,571 -15,402,748 -16,428,571 USD 23260600 18/01/2022 TV 5.46 24/01/2025 -25,034,771 -25,034,771 -23,471,564 -25,034,771 USD 23260700 10/02/2022 TV 5.46 24/01/2025 -19,906,139 -19,906,139 -18,663,172 -19,906,139 18

USD 23460100 25/04/2018 TF 2.88 13/06/2025 -1,500,000,000 -1,500,000,000 -1,406,337,896 -1,500,000,000 USD 23460200 06/07/2021 TF 2.88 13/06/2025 -200,000,000 -200,000,000 -187,511,719 -200,000,000 USD 23460300 15/07/2021 TF 2.88 13/06/2025 -300,000,000 -300,000,000 -281,267,579 -300,000,000 USD 23520100 22/06/2018 TV 0.00 22/06/2038 -123,000,000 -123,000,000 -115,319,707 -123,000,000 USD 23560100 17/07/2018 TF 2.88 15/08/2023 -4,000,000,000 -4,000,000,000 -3,750,234,390 -4,000,000,000 USD 23610100 17/08/2018 TV 0.00 17/08/2038 -150,000,000 -150,000,000 -140,633,790 -150,000,000 USD 23660100 25/10/2018 TV 0.00 25/10/2038 -114,000,000 -114,000,000 -106,881,680 -114,000,000 USD 23670100 30/10/2018 TF 3.13 14/12/2023 -3,000,000,000 -3,000,000,000 -2,812,675,792 -3,000,000,000 USD 23680100 13/11/2018 TV 5.38 13/11/2023 -16,197,183 -16,197,183 -15,185,808 -16,197,183 USD 23680200 01/03/2019 TV 5.95 13/11/2023 -12,748,598 -12,748,598 -11,952,557 -12,748,598 USD 23690100 13/11/2018 TV 5.81 13/11/2023 -16,174,402 -16,174,402 -15,164,450 -16,174,402 USD 23720100 15/01/2019 TF 2.63 15/03/2024 -4,000,000,000 -4,000,000,000 -3,750,234,390 -4,000,000,000 USD 23860100 25/03/2019 TF 3.00 25/03/2037 -25,000,000 -25,000,000 -23,438,965 -25,000,000 USD 23920100 16/05/2019 TF 2.25 24/06/2024 -3,000,000,000 -3,000,000,000 -2,812,675,792 -3,000,000,000 USD 23980100 25/06/2019 TF 2.25 25/06/2037 -45,000,000 -45,000,000 -42,190,137 -45,000,000 USD 24060100 28/08/2019 TV 6.00 28/08/2024 -25,280,899 -25,280,899 -23,702,324 -25,280,899 USD 24170100 09/10/2019 TF 1.63 09/10/2029 -1,000,000,000 -1,000,000,000 -937,558,597 -1,000,000,000 USD 24230100 14/01/2020 TF 1.63 14/03/2025 -4,000,000,000 -4,000,000,000 -3,750,234,390 -4,000,000,000 USD 24310100 30/01/2020 TV 4.01 30/01/2023 -1,000,000,000 -1,000,000,000 -937,558,597 -1,000,000,000 USD 24340100 07/02/2020 TF 2.40 07/02/2035 -300,000,000 -300,000,000 -281,267,579 -300,000,000 USD 24370100 11/02/2020 TF 1.38 15/05/2023 -3,000,000,000 -3,000,000,000 -2,812,675,792 -3,000,000,000 USD 24400100 05/03/2020 TV 4.34 05/03/2024 -1,000,000,000 -1,000,000,000 -937,558,597 -1,000,000,000 USD 24400200 29/09/2020 TV 4.34 05/03/2024 -500,000,000 -500,000,000 -468,779,299 -500,000,000 USD 24490100 23/04/2020 TF 0.63 25/07/2025 -3,000,000,000 -3,000,000,000 -2,812,675,792 -3,000,000,000 USD 24530100 19/05/2020 TF 0.88 17/05/2030 -1,000,000,000 -1,000,000,000 -937,558,597 -1,000,000,000 USD 24540100 12/06/2020 TF 4.40 12/06/2025 -37,684,614 -41,073,849 -38,509,140 -41,073,849 USD 24540200 29/01/2021 TF 5.70 12/06/2025 -36,647,993 -39,533,124 -37,064,620 -39,533,124 USD 24550100 09/06/2020 TF 0.25 15/09/2023 -5,000,000,000 -5,000,000,000 -4,687,792,987 -5,000,000,000 USD 24690100 16/09/2020 TF 0.38 15/12/2025 -4,000,000,000 -4,000,000,000 -3,750,234,390 -4,000,000,000 USD 24720100 23/09/2020 TF 0.75 23/09/2030 -1,500,000,000 -1,500,000,000 -1,406,337,896 -1,500,000,000 USD 24790100 21/10/2020 TF 0.63 21/10/2027 -1,000,000,000 -1,000,000,000 -937,558,597 -1,000,000,000 USD 24870100 12/01/2021 TF 0.38 26/03/2026 -5,000,000,000 -5,000,000,000 -4,687,792,987 -5,000,000,000 USD 24910100 21/01/2021 TV 4.75 21/01/2026 -1,000,000,000 -1,000,000,000 -937,558,597 -1,000,000,000 USD 24910200 28/04/2021 TV 4.75 21/01/2026 -500,000,000 -500,000,000 -468,779,299 -500,000,000 USD 24940100 01/02/2021 TV 4.47 01/02/2023 -22,307,202 -22,307,202 -20,914,309 -22,307,202 USD 25020100 16/02/2021 TF 1.25 14/02/2031 -4,000,000,000 -4,000,000,000 -3,750,234,390 -4,000,000,000 USD 25070100 04/03/2021 TV 4.09 04/03/2024 -19,144,863 -19,144,863 -17,949,431 -19,144,863 USD 25070200 26/01/2022 TV 4.10 04/03/2024 -19,108,280 -19,108,280 -17,915,132 -19,108,280 USD 25150100 27/04/2021 TF 0.38 24/07/2024 -4,000,000,000 -4,000,000,000 -3,750,234,390 -4,000,000,000 USD 25180100 13/05/2021 TF 1.63 13/05/2031 -1,500,000,000 -1,500,000,000 -1,406,337,896 -1,500,000,000 USD 25190100 21/05/2021 TV 4.98 21/05/2028 -500,000,000 -500,000,000 -468,779,299 -500,000,000 USD 25190200 14/07/2021 TV 4.98 21/05/2028 -500,000,000 -500,000,000 -468,779,299 -500,000,000 USD 25220100 28/05/2021 TV 9.93 28/05/2024 -8,951,033 -8,951,033 -8,392,118 -8,951,033 USD 25260100 15/06/2021 TV 7.14 15/06/2023 -19,115,586 -19,115,586 -17,921,982 -19,115,586 USD 25300100 16/08/2021 TV 6.58 16/08/2023 -11,121,703 -11,121,703 -10,427,248 -11,121,703 USD 25320100 24/08/2021 TV 6.97 24/08/2023 -22,292,994 -22,292,994 -20,900,988 -22,292,994 USD 25330100 01/09/2021 TF 0.75 26/10/2026 -3,000,000,000 -3,000,000,000 -2,812,675,792 -3,000,000,000 USD 25410100 01/12/2021 TV 9.98 01/12/2023 -50,000,000 -50,000,000 -46,877,930 -50,000,000 USD 25420100 06/12/2021 TV 6.41 06/12/2023 -19,047,619 -19,047,619 -17,858,259 -19,047,619 USD 25460100 12/01/2022 TF 1.38 15/03/2027 -5,000,000,000 -5,000,000,000 -4,687,792,987 -5,000,000,000 USD 25470100 18/01/2022 TV 5.71 18/01/2024 -22,271,715 -22,271,715 -20,881,038 -22,271,715 USD 25490100 19/01/2022 TV 0.00 19/07/2024 -15,912,114 -15,912,114 -14,918,539 -15,912,114 USD 25600100 08/03/2022 TF 1.75 15/03/2029 -3,000,000,000 -3,000,000,000 -2,812,675,792 -3,000,000,000 USD 25620100 13/04/2022 TF 2.75 15/08/2025 -3,000,000,000 -3,000,000,000 -2,812,675,792 -3,000,000,000 USD 25700100 30/08/2022 TF 3.25 15/11/2027 -4,000,000,000 -4,000,000,000 -3,750,234,390 -4,000,000,000 USD US29878SNL69 19/12/2022 TF 4.80 20/01/2023 -300,000,000 -299,203,333 -280,520,658 -299,203,333 USD US29878SNL69 16/12/2022 TF 4.80 20/01/2023 -500,000,000 -498,672,222 -467,534,429 -498,672,222 USD US29878SNX08 16/12/2022 TF 4.48 31/01/2023 -800,000,000 -796,934,444 -747,172,740 -796,934,445 USD US29878SP261 13/12/2022 TF 4.34 02/02/2023 -500,000,000 -498,024,583 -466,927,230 -498,024,583 USD US29878SPT77 28/09/2022 TF 3.96 27/02/2023 -76,000,000 -75,523,691 -70,807,886 -75,523,691 USD US29878SPU41 22/09/2022 TF 3.99 28/02/2023 -100,000,000 -99,357,556 -93,153,530 -99,357,556 USD US29878SQV15 05/07/2022 TF 3.08 29/03/2023 -100,000,000 -99,263,000 -93,064,879 -99,263,000 USD US29878SRE80 19/07/2022 TF 3.05 14/04/2023 -15,000,000 -14,870,867 -13,942,309 -14,870,867 USD US29878SSA59 14/11/2022 TF 4.63 10/05/2023 -60,000,000 -59,018,500 -55,333,302 -59,018,500 USD XS2470620415 13/04/2022 TF 1.80 12/04/2023 -15,000,000 -14,924,867 -13,992,938 -14,924,867 USD XS2484190918 18/05/2022 TF 1.91 21/02/2023 -10,000,000 -9,972,814 -9,350,097 -9,972,814 USD XS2498142616 29/06/2022 TF 3.08 29/03/2023 -50,000,000 -49,632,147 -46,533,047 -49,632,147 USD XS2498981716 01/07/2022 TF 3.11 03/04/2023 -50,000,000 -49,607,647 -46,510,076 -49,607,647 19

USD XS2500411876 07/07/2022 TF 2.98 11/04/2023 -50,000,000 -49,591,376 -46,494,821 -49,591,376 USD XS2518063495 05/08/2022 TF 3.08 07/02/2023 -300,000,000 -299,039,177 -280,366,752 -299,039,177 USD XS2518896357 08/08/2022 TF 3.08 08/02/2023 -350,000,000 -348,849,347 -327,066,705 -348,849,347 USD XS2519789304 09/08/2022 TF 3.17 09/05/2023 -50,000,000 -49,444,947 -46,357,535 -49,444,947 USD XS2532474520 07/09/2022 TF 3.01 07/02/2023 -30,000,000 -29,905,887 -28,038,522 -29,905,887 USD XS2538397675 22/09/2022 TF 3.96 22/03/2023 -100,000,000 -99,125,853 -92,936,295 -99,125,853 USD XS2538397915 22/09/2022 TF 4.08 22/06/2023 -50,000,000 -49,050,218 -45,987,454 -49,050,218 USD XS2539918958 29/09/2022 TF 3.99 28/02/2023 -100,000,000 -99,356,521 -93,152,560 -99,356,521 USD XS2539929997 29/09/2022 TF 3.99 28/02/2023 -100,000,000 -99,356,521 -93,152,560 -99,356,521 USD XS2541869967 30/09/2022 TF 4.12 31/03/2023 -250,000,000 -247,476,040 -232,023,289 -247,476,040 USD XS2544197374 06/10/2022 TF 4.09 06/04/2023 -500,000,000 -494,653,943 -463,767,057 -494,653,943 USD XS2544415628 05/10/2022 TF 4.09 06/04/2023 -150,000,000 -148,396,361 -139,130,284 -148,396,361 USD XS2544921161 07/10/2022 TF 4.06 11/04/2023 -150,000,000 -148,325,511 -139,063,858 -148,325,511 USD XS2545424587 11/10/2022 TF 4.01 12/04/2023 -200,000,000 -197,773,061 -185,423,834 -197,773,061 USD XS2548821946 19/10/2022 TF 4.29 08/03/2023 -500,000,000 -496,071,174 -465,095,794 -496,071,174 USD XS2548821946 19/10/2022 TF 4.29 08/03/2023 -530,000,000 -525,835,445 -493,001,542 -525,835,445 USD XS2549498413 20/10/2022 TF 4.37 27/04/2023 -1,000,000,000 -986,108,268 -924,534,285 -986,108,268 USD XS2554506894 07/11/2022 TF 3.58 06/02/2023 -398,500,000 -397,046,891 -372,254,726 -397,046,891 -106,985,724,808.22 -107,109,968,552.57 -100,421,871,885.06 -107,109,968,552.61 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) ZAR 21390100 17/09/2014 TF 8.50 17/09/2024 -1,500,000,000 -1,500,000,000 -82,879,339 -88,399,103 ZAR 21390200 02/12/2014 TF 8.50 17/09/2024 -400,000,000 -400,000,000 -22,101,157 -23,573,094 ZAR 21390300 11/02/2015 TF 8.50 17/09/2024 -1,100,000,000 -1,100,000,000 -60,778,182 -64,826,009 ZAR 21390400 28/05/2015 TF 8.50 17/09/2024 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 21390500 12/01/2016 TF 8.50 17/09/2024 -750,000,000 -750,000,000 -41,439,669 -44,199,551 ZAR 21390600 06/04/2016 TF 8.50 17/09/2024 -400,000,000 -400,000,000 -22,101,157 -23,573,094 ZAR 21390700 02/06/2016 TF 8.50 17/09/2024 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 21390800 07/09/2016 TF 8.50 17/09/2024 -400,000,000 -400,000,000 -22,101,157 -23,573,094 ZAR 21390900 06/11/2017 TF 8.50 17/09/2024 -550,000,000 -550,000,000 -30,389,091 -32,413,004 ZAR 21391000 20/12/2017 TF 8.50 17/09/2024 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 21391100 04/03/2019 TF 8.50 17/09/2024 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 21391200 03/05/2019 TF 8.50 17/09/2024 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 21391300 22/01/2020 TF 8.50 17/09/2024 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 21510100 22/01/2015 TF 8.13 21/12/2026 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 21510200 11/03/2015 TF 8.13 21/12/2026 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 21510300 28/04/2015 TF 8.13 21/12/2026 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 21510400 06/08/2015 TF 8.13 21/12/2026 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 21510500 23/11/2015 TF 8.13 21/12/2026 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 21510600 19/01/2016 TF 8.13 21/12/2026 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 21510700 20/06/2016 TF 8.13 21/12/2026 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 21510800 30/08/2016 TF 8.13 21/12/2026 -400,000,000 -400,000,000 -22,101,157 -23,573,094 ZAR 21510900 30/08/2016 TF 8.13 21/12/2026 -250,000,000 -250,000,000 -13,813,223 -14,733,184 ZAR 21511000 14/10/2016 TF 8.13 21/12/2026 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 21511100 29/03/2017 TF 8.13 21/12/2026 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 21511200 01/06/2017 TF 8.13 21/12/2026 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 21511300 22/06/2017 TF 8.13 21/12/2026 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 21511400 27/07/2017 TF 8.13 21/12/2026 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 21511500 24/08/2017 TF 8.13 21/12/2026 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 21511600 29/09/2017 TF 8.13 21/12/2026 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 21511700 28/09/2022 TF 8.13 21/12/2026 -200,000,000 -200,000,000 -11,050,579 -11,786,547 ZAR 21511800 30/11/2022 TF 8.13 21/12/2026 -300,000,000 -300,000,000 -16,575,868 -17,679,821 ZAR 21550100 09/02/2015 TF 7.25 28/02/2023 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 21550200 08/09/2016 TF 7.25 28/02/2023 -300,000,000 -300,000,000 -16,575,868 -17,679,821 ZAR 21550300 19/07/2017 TF 7.25 28/02/2023 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 21550400 17/11/2017 TF 7.25 28/02/2023 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 21550500 28/02/2019 TF 7.25 28/02/2023 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 21550600 08/11/2019 TF 7.25 28/02/2023 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 21830100 29/07/2015 TF 8.50 10/12/2024 -1,000,000,000 -1,000,000,000 -55,252,892 -58,932,735 ZAR 21860100 18/08/2015 TF 8.75 18/08/2025 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 21860200 09/11/2017 TF 8.75 18/08/2025 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 21860300 15/01/2019 TF 8.75 18/08/2025 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 21860400 21/10/2022 TF 8.75 18/08/2025 -250,000,000 -250,000,000 -13,813,223 -14,733,184 ZAR 21860500 06/12/2022 TF 8.75 18/08/2025 -250,000,000 -250,000,000 -13,813,223 -14,733,184 ZAR 22990100 05/05/2017 TF 8.00 05/05/2027 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 22990200 22/01/2018 TF 8.00 05/05/2027 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 22990300 10/07/2018 TF 8.00 05/05/2027 -500,000,000 -500,000,000 -27,626,446 -29,466,368 20

ZAR 22990400 02/10/2018 TF 8.00 05/05/2027 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 22990500 22/01/2019 TF 8.00 05/05/2027 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 22990600 11/02/2019 TF 8.00 05/05/2027 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 22990700 01/04/2019 TF 8.00 05/05/2027 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 22990800 03/05/2019 TF 8.00 05/05/2027 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 22990900 10/07/2019 TF 8.00 05/05/2027 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 22991000 05/11/2019 TF 8.00 05/05/2027 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 22991100 21/01/2020 TF 8.00 05/05/2027 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 22991200 17/02/2020 TF 8.00 05/05/2027 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 22991300 28/08/2020 TF 8.00 05/05/2027 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 23140100 18/10/2017 TF 9.00 18/10/2032 -652,278,952 -844,743,570 -46,674,526 -49,783,049 ZAR 23140200 04/05/2018 TF 8.72 18/10/2032 -843,639,408 -1,084,001,525 -59,894,220 -63,883,175 ZAR 23140300 29/01/2019 TF 9.19 18/10/2032 -478,102,595 -622,463,964 -34,392,934 -36,683,504 ZAR 24050100 13/08/2019 TF 7.65 13/08/2026 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 24290100 23/01/2020 TF 7.25 23/01/2030 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 24290200 14/04/2020 TF 7.25 23/01/2030 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 24290300 13/08/2020 TF 7.25 23/01/2030 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 24290400 07/10/2020 TF 7.25 23/01/2030 -250,000,000 -250,000,000 -13,813,223 -14,733,184 ZAR 24290500 28/10/2020 TF 7.25 23/01/2030 -250,000,000 -250,000,000 -13,813,223 -14,733,184 ZAR 24290600 15/04/2021 TF 7.25 23/01/2030 -250,000,000 -250,000,000 -13,813,223 -14,733,184 ZAR 24290700 19/05/2021 TF 7.25 23/01/2030 -500,000,000 -500,000,000 -27,626,446 -29,466,368 ZAR 24290800 11/11/2021 TF 7.25 23/01/2030 -250,000,000 -250,000,000 -13,813,223 -14,733,184 ZAR 24290900 13/01/2022 TF 7.25 23/01/2030 -250,000,000 -250,000,000 -13,813,223 -14,733,184 ZAR 24291000 17/02/2022 TF 7.25 23/01/2030 -300,000,000 -300,000,000 -16,575,868 -17,679,821 ZAR 24291100 06/07/2022 TF 7.25 23/01/2030 -300,000,000 -300,000,000 -16,575,868 -17,679,821 ZAR 24291200 11/08/2022 TF 7.25 23/01/2030 -200,000,000 -200,000,000 -11,050,579 -11,786,547 ZAR 24291300 16/11/2022 TF 7.25 23/01/2030 -250,000,000 -250,000,000 -13,813,223 -14,733,184 ZAR 24620100 27/07/2020 TF 6.75 27/07/2030 -170,000,000 -170,000,000 -9,392,992 -10,018,565 ZAR 24630100 02/09/2020 TF 7.88 02/09/2035 -310,000,000 -369,536,584 -20,417,965 -21,777,802 ZAR 24660100 21/09/2020 TF 5.80 21/09/2027 -170,000,000 -170,000,000 -9,392,992 -10,018,565 ZAR 24710100 30/09/2020 TF 5.93 30/09/2027 -170,000,000 -170,000,000 -9,392,992 -10,018,565 ZAR 24740100 28/09/2020 TF 6.50 28/09/2032 -750,000,000 -750,000,000 -41,439,669 -44,199,551 ZAR 24740200 04/05/2021 TF 6.50 28/09/2032 -250,000,000 -250,000,000 -13,813,223 -14,733,184 ZAR 24740300 11/11/2021 TF 6.50 28/09/2032 -250,000,000 -250,000,000 -13,813,223 -14,733,184 ZAR 24740400 09/02/2022 TF 6.50 28/09/2032 -250,000,000 -250,000,000 -13,813,223 -14,733,184 ZAR 24740500 17/05/2022 TF 6.50 28/09/2032 -250,000,000 -250,000,000 -13,813,223 -14,733,184 ZAR 24750100 06/10/2020 TF 6.10 06/10/2027 -170,000,000 -170,000,000 -9,392,992 -10,018,565 -38,064,020,954.80 -38,700,745,643.04 -2,138,328,138.05 -2,280,740,792.04 Totals -431,697,473,674.81 -460,448,525,421.55 (1) The USD equivalent amount may be calculated using the EUR/USD conversion rate of 1.0666 utilized for establishing the balance sheet of the registrant as at December 31, 2022 21